                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                                                [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                                                      Commission Only (as permitted
[ ]  Definitive Additional Materials                                                 by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             CONEXANT SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
      Proposed maximum aggregate value of transaction:

(4)
      --------------------------------------------------------------------------
      Total fee paid:
(5)
      --------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

      --------------------------------------------------------------------------
(2)   Form Schedule or Registration Statement No.:

      --------------------------------------------------------------------------
(3)   Filing Party:
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
(4)   Date Filed:

                                PRELIMINARY COPY
                                ----------------
(CONEXANT LOGO)

                                          January 10, 2003

Dear Shareowner:

     Conexant's 2003 Annual Meeting of Shareowners will be held at 10:00 a.m. Pacific Standard Time on Wednesday, February 26, 2003, at the Crowne Plaza Hotel, located at 17941 Von Karman Avenue, Irvine, California 92614. We look forward to your attending either in person or by proxy. Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting and Proxy Statement. Shareowners may also access the Notice of Annual Meeting and the Proxy Statement via the Internet at http://www.conexant.com.

     If you plan to attend the meeting, please check the box on your Proxy Card indicating your desire to attend and save the admission ticket attached to your proxy; or indicate your intention to attend when voting by telephone or via the Internet, and an admittance card will be forwarded to you promptly.

                                          Sincerely yours,



                                          /s/ DWIGHT W. DECKER

                                          Dwight W. Decker
                                          Chairman of the Board and Chief
                                          Executive Officer

RETURN OF PROXY CARD

     Please complete, sign, date and return the accompanying Proxy Card promptly in the enclosed addressed envelope, even if you plan to attend the Annual Meeting. Postage need not be affixed to the envelope if mailed in the United States.

     The immediate return of your Proxy Card will be of great assistance in preparing for the Annual Meeting and is, therefore, urgently requested. If you attend the Annual Meeting and have made arrangements to vote in person, your Proxy Card will not be used.

VOTING ELECTRONICALLY OR BY TELEPHONE

     Instead of submitting your proxy vote with the accompanying paper Proxy Card, you may vote electronically via the Internet or by telephone by following the procedures set forth on the Proxy Card.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

     If you plan to attend the Annual Meeting to be held at 10:00 a.m. Pacific Standard Time on Wednesday, February 26, 2003, at the Crowne Plaza Hotel, located at 17941 Von Karman Avenue, Irvine, California 92614, please be sure to check the box on your proxy card indicating your desire to attend and save the admission ticket attached to your proxy; or, indicate your desire to attend the meeting through Conexant's telephone or Internet voting procedures.

     IF YOU PLAN TO ATTEND THE ANNUAL MEETING, IT WILL BE NECESSARY FOR YOU TO BRING YOUR ADMISSION TICKET. IN ADDITION TO YOUR ADMISSION TICKET, YOU MAY BE ASKED TO PRESENT A VALID PICTURE IDENTIFICATION SUCH AS A DRIVER'S LICENSE OR PASSPORT.

     IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME AND YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON, IN ADDITION TO BRINGING YOUR ADMISSION TICKET, YOU SHOULD CONTACT YOUR BROKER OR AGENT IN WHOSE NAME YOUR SHARES ARE REGISTERED TO OBTAIN A BROKER'S PROXY AND BRING IT TO THE ANNUAL MEETING IN ORDER TO VOTE.

                             CONEXANT SYSTEMS, INC.
                               4311 JAMBOREE ROAD
                      NEWPORT BEACH, CALIFORNIA 92660-3095

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS

Dear Shareowner:

     You are cordially invited to attend the 2003 Annual Meeting of Shareowners of Conexant Systems, Inc. ("Conexant" or the "Company") which will be held on Wednesday, February 26, 2003, at 10:00 a.m. Pacific Standard Time, at the Crowne Plaza Hotel, located at 17941 Von Karman Avenue, Irvine, California 92614. The 2003 Annual Meeting is being held for the following purposes:

          1. To elect three members of the Board of Directors of the Company with terms expiring at the 2006 Annual Meeting of Shareowners;

          2. To approve an amendment to the Company's Restated Certificate of Incorporation to change the par value of the Company's Common Stock;

          3. To approve an amendment to the Company's 2001 Employee Stock Purchase Plan to increase the maximum number of shares authorized under the plan;

          4. To ratify the appointment by the Board of Directors of the accounting firm of Deloitte & Touche LLP as independent auditors for the Company for the current fiscal year; and

          5. To transact such other business as may properly come before the 2003 Annual Meeting or any adjournment thereof.

     These items are fully discussed in the following pages. Only shareowners of record at the close of business on January 2, 2003 will be entitled to notice of, and to vote at, the 2003 Annual Meeting. A list of such shareowners will be available for inspection by any shareowner at the offices of the Company, 4311 Jamboree Road, Newport Beach, California 92660-3095, for at least ten days prior to the 2003 Annual Meeting and also at the meeting.

     Shareowners are requested to complete, sign, date and return the Proxy Card as promptly as possible. A return envelope is enclosed. Submitting your proxy with the Proxy Card, via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          [/s/ DENNIS E. O'REILLY]

                                          Dennis E. O'Reilly
                                          Secretary

January 10, 2003

                             CONEXANT SYSTEMS, INC.
                               4311 JAMBOREE ROAD
                      NEWPORT BEACH, CALIFORNIA 92660-3095

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Conexant Systems, Inc. ("Conexant" or the "Company") for use in voting at the 2003 Annual Meeting of Shareowners (the "Annual Meeting") to be held at 10:00 a.m. Pacific Standard Time on Wednesday, February 26, 2003, at the Crowne Plaza Hotel, located at 17941 Von Karman Avenue, Irvine, California 92614, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareowners. This proxy statement and the proxy are first being mailed to shareowners and made available on the Internet (http://www.conexant.com) on or about January 14, 2003.

     On June 25, 2002, the Company completed the spin-off and merger of its wireless communications business with Alpha Industries, Inc. to form Skyworks Solutions, Inc. (the "Wireless Transaction"). In connection with the Wireless Transaction, certain adjustments were made to the Company's stock-based compensation plans and outstanding awards thereunder. All information in this Proxy Statement regarding the Company's Common Stock and awards under the Company's stock-based compensation plans gives effect to the Wireless Transaction and the related adjustments. For presentation purposes, references made to the fiscal years ended September 30, 2000, 2001 and 2002 relate to the actual fiscal years ended September 29, 2000, September 28, 2001 and September 27, 2002, respectively.

VOTING AND REVOCABILITY OF PROXIES

     When proxies are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareowners. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR approval of an amendment to the Company's Restated Certificate of Incorporation to change the par value of the Company's Common Stock, FOR the approval of the amendment to the Company's 2001 Employee Stock Purchase Plan to increase the maximum number of shares authorized under the plan, and FOR ratification of the appointment of the independent auditors. In addition, if other matters come before the Annual Meeting, the persons named in the Proxy Card will vote in accordance with their best judgment with respect to such matters. A shareowner giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice of revocation to the Secretary prior to the Annual Meeting, or by giving a valid, later dated proxy.

     THE ENCLOSED PROXY CARD ALSO OFFERS SHAREOWNERS THE OPTION TO ACCESS MATERIALS FOR ANY FUTURE SHAREOWNER MEETING ELECTRONICALLY VIA THE INTERNET. A SHAREOWNER, WHO CONSENTS TO ACCESSING SUCH MATERIALS ELECTRONICALLY, MAY REVOKE SUCH CONSENT AT ANY TIME. THE COMPANY WILL CONTINUE TO DISTRIBUTE PRINTED MATERIALS FOR FUTURE SHAREOWNER MEETINGS TO SHAREOWNERS WHO DO NOT CONSENT TO ACCESS SUCH MATERIALS ELECTRONICALLY.

     It is the Company's policy to maintain the confidentiality of proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The inspectors of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

     Each share of Common Stock of the Company outstanding on the record date will be entitled to one vote on all matters. The three candidates for election as directors at the Annual Meeting who receive the highest number of affirmative votes, a quorum being present, will be elected. The approval of the amendment to the Company's Restated Certificate of Incorporation to change the par value of the Company's Common Stock will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote. The approval of the amendment to the Company's 2001 Employee Stock Purchase Plan to increase the maximum number of shares authorized under the plan, and the ratification of the appointment of the independent auditors each will require the affirmative vote of a majority of the votes entitled to be cast by holders of shares of the Company's Common Stock present or represented by proxy and entitled to vote at the Annual Meeting, a quorum being present. Because abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the shareowners, abstentions have the same effect as negative votes for each proposal, other than the election of directors. Broker non-votes are not deemed to be present or represented by proxy for purposes of determining whether shareowner approval of a matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Therefore, broker non-votes will have the same effect as negative votes with respect to the proposal to approve the amendment to the Company's Restated Certificate of Incorporation to change the par value of the Company's Common Stock and will have no effect on any other matter.

RECORD DATE, QUORUM AND SHARE OWNERSHIP

     Only shareowners of record at the close of business on January 2, 2003 will be entitled to vote at the Annual Meeting. The presence in person or by proxy of a majority of the shares of the Company's Common Stock outstanding on the record date is required for a quorum. As of January 2, 2003, there were outstanding shares of the Company's Common Stock.

                       ELECTION OF DIRECTORS (PROPOSAL 1)

     The Company's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with a term extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits. On February 1, 2002, the Board of Directors increased the number of directors of the Company from seven to eight and designated Balakrishnan S. Iyer, who was elected by the Board of Directors to fill the vacancy created by such increase, as a member of Class II, whose term expires at the 2004 Annual Meeting. The three directors in Class I will be elected at the 2003 Annual Meeting to serve for a term expiring at the Company's Annual Meeting in 2006. The three directors in Class II and the two directors in Class III are serving terms expiring at the Company's Annual Meeting of Shareowners in 2004 and 2005, respectively.

     Unless marked otherwise, proxies received will be voted FOR the election of each of the three nominees specified in "Class I -- Nominees for Directors with Terms Expiring in 2006" below, who now serve as directors with terms expiring at the 2003 Annual Meeting and until their successors are elected and qualified. If any such nominee for the office of director is unwilling or unable to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted either (1) for a substitute nominee, who shall be designated by the proxy holders or by the present Board of Directors to fill such vacancy, or (2) for the other nominees only, leaving a vacancy. Alternatively, the size of the Board may be reduced so that there is no vacancy. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director. Such persons have been nominated to serve until the 2006 Annual Meeting of Shareowners and until their successors are elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     There is shown below for each nominee for director and each continuing director, as reported to the Company, the name, age and principal occupation; the position, if any, with the Company; and other directorships held.

CLASS I -- NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2006

DWIGHT W. DECKER                               (PHOTO)            Dr. Decker has been a director of
Age 52                                                            Conexant since its incorporation in
Chairman of the Board and Chief                                   1996. Dr. Decker has been Chairman of
Executive Officer of the Company                                  the Board and Chief Executive Officer
                                                                  of the Company since November 1998. He
                                                                  served as Senior Vice President of
                                                                  Rockwell International Corporation (now
                                                                  named Rockwell Automation, Inc.)
                                                                  (electronic controls and
                                                                  communications) and President, Rockwell
                                                                  Semiconductor Systems from July 1998 to
                                                                  December 1998; and Senior Vice
                                                                  President of Rockwell and President,
                                                                  Rockwell Semiconductor Systems and
                                                                  Electronic Commerce prior thereto. Dr.
                                                                  Decker is the non-executive Chairman
                                                                  and a director of Skyworks Solutions,
                                                                  Inc., and a director of Pacific Mutual
                                                                  Holding Company, Jazz Semiconductor,
                                                                  Inc. and Pictos Technologies, Inc. He
                                                                  is also a director or member of
                                                                  numerous professional and civic
                                                                  organizations.

HOSSEIN ESLAMBOLCHI                            (PHOTO)            Dr. Eslambolchi has been a director of
Age 42                                                            Conexant since November 2001. Dr.
Chief Technology Officer of AT&T                                  Eslambolchi has been Chief Technology
Corporation and President of AT&T                                 Officer of AT&T Corp.
Labs                                                              (telecommunications) and President of
                                                                  AT&T Labs since July 2001. He is also
                                                                  Chief Information Officer of AT&T
                                                                  Business. He served as the interim
                                                                  President of Excite@Home Broadband
                                                                  Networks Services of At Home
                                                                  Corporation (Internet services) from
                                                                  January to June 2001, Senior Vice
                                                                  President of AT&T's Packet and Optical
                                                                  Network Services from July 2000 to July
                                                                  2001, Vice President, AT&T Data and
                                                                  Network Services from January to July
                                                                  2000, and Vice President, AT&T Network
                                                                  Operations and AT&T Chief Compliance
                                                                  Officer from October 1997 to January
                                                                  2000. Dr. Eslambolchi is a member of
                                                                  the Board of Advisors of The Catalyst
                                                                  Group, Inc. and Pacific Broadband
                                                                  Communications. He has served on the
                                                                  Compaq Computer Corporation Board of
                                                                  Technical Advisors and was an Advisory
                                                                  Council member at the Johns Hopkins
                                                                  University Whiting School of
                                                                  Engineering.

F. CRAIG FARRILL                              (PHOTO)           Mr. Farrill has been a director of Conexant
Age 50                                                          since 1998. Mr. Farrill has been Managing
Managing Director and Chief                                     Director and Chief Technology Officer of inOvate
Technology Officer of inOvate                                   Communications Group (wireless communications)
Communications Group and President                              since September 2000. He was Chief Technology
and Chief Executive Officer of                                  Officer of Vodafone AirTouch PLC (wireless
Kodiak Networks, Inc.                                           communications) from July 1999 to July 2000 and
                                                                Vice President, Strategic Technology of AirTouch
                                                                Communications, Inc. (wireless communications)
                                                                prior thereto. Mr. Farrill has also been
                                                                President and Chief Executive Officer of Kodiak
                                                                Networks, Inc. since 2001. He is also a member
                                                                of the Board of Directors and a corporate
                                                                officer of the CDMA Development Group, a digital
                                                                cellular technology consortium, which he founded
                                                                in 1993.

CLASS II -- CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2004

DONALD R. BEALL                               (PHOTO)           Mr. Beall has been a director of Conexant since
Age 64                                                          1998. He is the retired Chairman and Chief
Retired Chairman and Chief Executive                            Executive Officer of Rockwell and was a director
Officer of Rockwell International                               of Rockwell from 1978 to February 2001. He
Corporation                                                     served as Chairman of Rockwell from February
                                                                1988 to February 1998 and Chief Executive
                                                                Officer from February 1988 to September 1997.
                                                                Mr. Beall is Chairman of the Executive
                                                                Committee, an advisor to and a director of
                                                                Rockwell Collins, Inc. (avionics and
                                                                communications). He is also a director of
                                                                Skyworks Solutions, Inc., Jazz Semiconductor,
                                                                Inc. and CT Realty. He is a former director of
                                                                Amoco Corporation, ArvinMeritor, Inc., Rockwell,
                                                                The Procter & Gamble Company and The Times
                                                                Mirror Company. He is a trustee of the
                                                                California Institute of Technology, a member of
                                                                various University of California-Irvine
                                                                supporting organizations and an Overseer of the
                                                                Hoover Institution at Stanford University. He is
                                                                also a member of The Business Council and is an
                                                                investor, director and/or advisor with several
                                                                venture capital groups, private companies and
                                                                investment partnerships.

BALAKRISHNAN S. IYER                          (PHOTO)           Mr. Iyer has been a director of Conexant since
Age 46                                                          2002. He has served as Senior Vice President and
Senior Vice President and Chief                                 Chief Financial Officer of the Company since
Financial Officer of the Company                                December 1998; Senior Vice President and Chief
                                                                Financial Officer of Rockwell Semiconductor
                                                                Systems from October 1998 to December 1998; and
                                                                Senior Vice President and Chief Financial
                                                                Officer of VLSI Technology, Inc.
                                                                (semiconductors) prior thereto. Mr. Iyer is a
                                                                director of Invitrogen Corporation and Skyworks
                                                                Solutions, Inc.

JERRE L. STEAD                                (PHOTO)           Mr. Stead has been a director of Conexant since
Age 60                                                          1998. In May 2000 he retired as Chairman of the
Retired Chairman and Chief Executive                            Board and Chief Executive Officer of Ingram
Officer of Ingram Micro Inc.                                    Micro Inc. (computer technology products and
                                                                services), positions he had held since August
                                                                1996. Mr. Stead is a director of Armstrong World
                                                                Industries, Inc., Brightpoint, Inc., Mobility,
                                                                Inc. and Thomas & Betts Corporation. He is
                                                                Chairman of the Board of the Center of Ethics
                                                                and Values at Garrett Seminary on the
                                                                Northwestern University campus.

CLASS III -- CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2005

RICHARD M. BRESSLER                           (PHOTO)           Mr. Bressler has been a director of Conexant
Age 72                                                          since 1998. He served as Chief Executive Officer
Retired Chairman of the Board of El                             of Burlington Northern Inc. (rail
Paso Energy Corp.                                               transportation) from 1980 through 1988. Mr.
                                                                Bressler retired in October 1990 as Chairman of
                                                                both Burlington Northern Inc. and Burlington
                                                                Resources Inc. (natural resources operations),
                                                                positions he had held since 1982 and 1989,
                                                                respectively. He served as Chairman of Plum
                                                                Creek Management Company (timber operations)
                                                                from April 1989 to January 1993 and as Chairman
                                                                of the El Paso Natural Gas Company, now known as
                                                                El Paso Energy Corp. (natural gas operations),
                                                                from October 1990 through December 1993. Mr.
                                                                Bressler is active in a number of business and
                                                                civic organizations.

RALPH J. CICERONE                             (PHOTO)           Dr. Cicerone has been a director of Conexant
Age 59                                                          since November 2001. He has been Chancellor and
Chancellor of the University of                                 the Daniel G. Aldrich Professor of Earth
California, Irvine                                              Sciences of the University of California, Irvine
                                                                (education) since 1998 and served as Dean of
                                                                Physical Sciences from 1994 through 1998. He
                                                                also served as a consultant to the Minnesota
                                                                Mining and Manufacturing Company from 1989 to
                                                                1998. Dr. Cicerone is a past president of the
                                                                American Geophysical Union and is a member of
                                                                the National Academy of Sciences, the American
                                                                Academy of the Arts and Sciences and the
                                                                American Philosophical Society.

BOARD COMMITTEES AND MEETINGS

     The standing committees of the Board of Directors of the Company during fiscal 2002 were an Audit Committee, a Board Composition Committee, a Compensation and Management Development Committee, a Technology Committee and a Social and Environmental Committee, each of which is comprised of non-employee directors. The functions of each of these five committees are described below. The members of the standing committees are identified in the following table, each Committee Chairman being denoted with an asterisk.

                                                           COMPENSATION &
                                                BOARD        MANAGEMENT                      SOCIAL &
DIRECTOR                             AUDIT   COMPOSITION    DEVELOPMENT     TECHNOLOGY    ENVIRONMENTAL
--------                             -----   -----------   --------------   ----------   ----------------
D. R. Beall........................               x*             x              x               x
R. M. Bressler.....................    x*         x
R. J. Cicerone.....................    x          x              x                              x*
H. Eslambolchi.....................               x                             x
F. C. Farrill......................    x          x                             x*
J. L. Stead........................    x          x              x*

---------------

* Chairman

     The AUDIT COMMITTEE reviews the scope and effectiveness of audits of the Company by the Company's independent public accountants and internal auditors; selects and recommends to the Board of Directors the employment of independent public accountants for the Company, subject to approval of the shareowners; reviews the audit plans of the Company's independent public accountants and internal auditors; reviews and approves the fees charged by the independent public accountants; reviews the Company's quarterly and annual financial statements before their release; reviews and approves the appointment or change of the Company's director of internal audit; reviews the adequacy of the Company's system of internal controls and recommendations of the independent public accountants and of the internal auditors with respect thereto; reviews and acts on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; monitors compliance by the employees of the Company with the Company's standards of business conduct policies; meets with the Company's management to review any issues related to matters within the scope of the Audit Committee's duties; and investigates any matter brought to its attention within the scope of its duties. The Audit Committee acts pursuant to a written charter, which was most recently amended on October 31, 2002, a copy of which is attached as an Appendix A to this Proxy Statement. In the opinion of the Board of Directors, all current members of the Company's Audit Committee are independent directors within the meaning of Rule 4200(a)(14) of the Rules of the National Association of Securities Dealers, Inc. The Committee met 7 times during the 2002 fiscal year.

     The principal functions of the BOARD COMPOSITION COMMITTEE are to consider and recommend to the Board of Directors qualified candidates for election as directors of the Company and periodically to prepare and submit to the Board of Directors for adoption the Committee's selection criteria for director nominees. The Committee periodically assesses the performance of the Board of Directors and reports thereon to the Board. Shareowners of the Company may recommend candidates for consideration by the Committee by writing to the Secretary of the Company within certain time periods specified in the Company's By-laws, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. The Board Composition Committee met 3 times during the 2002 fiscal year.

     The principal functions of the COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE (the "Compensation Committee") are to evaluate the performance of the Company's senior executives and plan for management succession and development, to consider the design and competitiveness of the Company's compensation plans, to review and approve senior executive compensation and to administer the Company's incentive, deferred compensation, stock option and long-term incentives plans pursuant to the terms of the respective plans. The members of the Compensation Committee are ineligible to participate in any of the plans or programs administered by the Compensation Committee, except the Company's Directors Stock Plan and except for certain replacement options granted to non-employee directors who participated in the Company's Exchange Offer, described below under the caption "Stock Options and Restricted Stock" in the Report of the Compensation and Management Development Committee on Executive Compensation. The Committee met 4 times during the 2002 fiscal year and acted by unanimous written consent 6 times.

     The TECHNOLOGY COMMITTEE reviews and oversees technology-based issues of importance to the Company including, but not limited to, evaluation of the Company's investments in technology, research resources and product development; evaluation of the Company as a technology leader based on benchmarking against other recognized technology centers (corporate, government and universities); evaluation of the strength and integrity of the Company's engineering and manufacturing processes and disciplines; and evaluation of the application of information and other advanced technologies in the Company's businesses to enhance productivity and competitiveness. The Technology Committee did not meet in the 2002 fiscal year.

     The SOCIAL AND ENVIRONMENTAL COMMITTEE reviews and assesses the Company's policies and practices in the areas of community and civic relations including programs and contributions to health, educational, cultural and other social institutions; product integrity and safety; employee health and safety; employee relations, with particular emphasis on equal employment opportunities and advancement; and the protection and enhancement of the environment and energy resources. The Social and Environmental Committee did not meet in the 2002 fiscal year.

     The Board of Directors held 14 meetings and acted by unanimous written consent four times during the 2002 fiscal year. Each director is expected to attend each meeting of the Board and those committees on which he serves. Other than Messrs. Bressler and Eslambolchi, who attended 67% and 55%, respectively, of all meetings of the Board and all committees on which each of them served, no director attended less than 75% of all the meetings of the Board and those committees on which he served in the 2002 fiscal year.

DIRECTORS' COMPENSATION

     During fiscal 2002, non-employee directors of the Company received a base retainer at the rate of $30,000 per year for Board service. They received an additional retainer for service on committees of the Board as follows: (a) an annual fee of $2,500 for service as a committee chairman and (b) an annual fee of $1,500 for service as a member of a committee. In addition, each non-employee director received (a) $1,000 per day for each Board meeting attended in person and (b) $500 per day for each Board meeting attended by telephone. The Directors Stock Plan provides that upon initial election to the Board, each non-employee director will be granted an option to purchase 40,000 shares of the Company's Common Stock at an exercise price per share equal to the fair market value of the Company's Common Stock on the date of grant. Such stock options become exercisable in four equal installments on each of the first, second, third and fourth anniversaries of the date the options are granted. In addition, following completion of one year of service on the Board, each non-employee director will thereafter be granted an option to purchase 20,000 shares of the Company's Common Stock following each Annual Meeting of Shareowners of the Company. No annual grants of options were made pursuant to the Directors Stock Plan in fiscal year 2002 to the directors who participated in the Company's Exchange Program to the full amount allowed.

     In view of Mr. Beall's extraordinary contributions to the Company and its shareowners, on October 31, 2002 the Board of Directors (with Mr. Beall abstaining) voted to extend the expiration date of certain options to purchase the Company's Common Stock (the "Conexant Options") granted to Mr. Beall under the Conexant Systems, Inc. 1998 Stock Option Plan (the "Conexant 1998 Plan") in connection with certain adjustments to options to purchase Rockwell common stock (the "Rockwell Options") held by Mr. Beall at the time of the spin-off of the Company from Rockwell on December 31, 1998. Mr. Beall's Conexant Options consist of (i) non-qualified options to purchase 288,208 shares of Common Stock of the Company with an exercise price of $1.78 per share; (ii) non-qualified options to purchase 321,986 shares of Common Stock of the Company with an exercise price of $2.59 per share; and (iii) non-qualified options to purchase 273,820 shares of Common Stock of the Company with an exercise price of $3.27 per share. Under the terms of the Conexant 1998 Plan and Mr. Beall's stock option agreements, the Conexant Options, if not sooner exercised, were to expire on June 30, 2003, the fifth anniversary of Mr. Beall's retirement from Rockwell. As a result of the extension, the Conexant Options may be exercised until ten years after the original date of grant of the corresponding Rockwell Options from which the Conexant Options were derived (specifically, until December 5, 2004 in the case of the Conexant Options with a $1.78 exercise price, until December 5, 2005 in the case of the Conexant Options with a $2.59 exercise price and until December 8, 2006 in the case of the Conexant Options with a $3.27 exercise price). The Board of Directors noted that there would not be an earnings charge in connection with the extension of the expiration date of the Conexant Options because the exercise prices of the Conexant Options exceeded the fair market value of the Company's Common Stock subject to the Conexant Options on the date the extension became effective. In addition, in recognition of their extraordinary service to the Company, Messrs. Beall, Bressler, Farrill and Stead, the four non-employee directors who have been members of the Board since the time the Company was spun-off from Rockwell were each granted options to purchase 80,000 shares of the Company's Common Stock on November 29, 2002, approximately the fourth anniversary of their joining the Board. The exercise price of these stock options is $2.28 and the options will vest in four equal installments on each of the first, second, third and fourth anniversaries of the date the options were granted.

     Under the terms of the Company's directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified with interest on deferred amounts accruing quarterly at 120% of the Federal long-term rate set each month by the Secretary of the Treasury. Each director also has the alternative each year to determine whether to defer all or any portion of the cash retainer by electing to receive shares or restricted shares valued at the closing price of the Company's Common Stock on the Nasdaq National Market on the date each retainer payment would otherwise be made in cash.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee, which consists entirely of non-employee directors (see "Board Committees and Meetings" above), has furnished the following report on Audit Committee matters:

     The Audit Committee acts pursuant to a written charter, which was adopted by the Board of Directors of the Company on November 30, 1998, amended and restated most recently on October 31, 2002. A copy of the charter, which is reviewed annually by the Audit Committee, is attached as Appendix A to this Proxy Statement. The Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended September 30, 2002 with management and it has discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from Deloitte & Touche LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with Deloitte & Touche LLP the independence of that firm and has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independence of that firm. Based upon the above materials and discussions, the Board of Directors, including all the members of the Audit Committee, met with Deloitte & Touche LLP, reviewed the Company's audited financial statements and approved the inclusion of these financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

                                Audit Committee

                         Richard M. Bressler, Chairman
                               Ralph J. Cicerone
                                F. Craig Farrill
                                 Jerre L. Stead

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation and Management Development Committee (the "Compensation Committee"), which consists entirely of non-employee directors (see "Board Committees and Meetings" above), has furnished the following report on executive compensation:

COMPENSATION PHILOSOPHY AND OBJECTIVES OF THE COMPANY

     The Compensation Committee has adopted for the Company a general compensation philosophy of "pay for performance" in which total cash compensation should vary with Company performance. The Compensation Committee believes this philosophy is appropriate for the Company as a high technology, semiconductor company. The Compensation Committee's goal is to provide base salary and opportunity for annual incentives sufficient to provide total cash compensation at market competitive levels for major U.S. high technology companies and to provide long-term incentives in the form of stock option grants to its executives at slightly above market competitive levels for major U.S. high technology companies.

     Total annual compensation for the majority of the Company's employees, including its executive officers, consists of the following:

     - Base salary; and

     - An annual incentive compensation program that is related to growth in certain financial performance measures of the Company and/or its stock price appreciation, and based on an individual bonus target for the performance period. The annual incentive from year to year may be delivered in cash, restricted stock or stock options.

     Long-term incentive compensation is realized through the grant of stock options and, in some cases, shares of restricted stock, to executive officers and most employees under the 1999 Long Term Incentives Plan ("1999 LTIP") and the 2000 Non-Qualified Stock Plan.

     In addition to encouraging stock ownership by granting stock options and restricted stock, the Company further encourages all of its employees to own the Company's Common Stock through the Company's Employee Stock Purchase Plans (the "ESPPs"). The ESPPs allow participants to buy the Company's Common Stock at a discount to the market price with up to 10% of their salary and bonuses (subject to certain limits), thereby allowing employees to profit when the value of the Company's Common Stock increases over time.

SETTING EXECUTIVE COMPENSATION

     In setting the base salary and individual bonus target amount for executive officers, the Compensation Committee reviews information relating to executive compensation of U.S.-based semiconductor and other high technology companies that are considered generally comparable to the Company. While there is no specific formula that is used to establish executive compensation in relation to this market data, executive officer base salary is generally set to be around the average salaries for comparable jobs in the marketplace. However, if the Company's business groups meet or exceed certain predetermined financial and non-financial goals, amounts paid under the Company's performance-based incentive compensation programs may lead to total cash compensation levels that are higher than the average salaries for comparable jobs. The Compensation Committee considers the total compensation (earned or potentially available) of the senior executives in establishing each component of compensation. In its review, the Compensation Committee considers the following: (1) industry, peer group and national surveys of other U.S. semiconductor and high technology companies; (2) reports of the independent compensation consultants who advise the Compensation Committee on the Company's compensation programs in comparison with those of other companies which the consultants believe compete with the Company for executive talent; and (3) performance judgments as to the past and expected future contributions of individual senior executives.

     As a result of this process, and in accordance with the Company's compensation philosophy that total cash compensation should vary with Company performance, for fiscal year 2002 the Company continued the 10% salary reduction for officers at the level of vice president and above that was instituted in fiscal year 2001. This reduction remained in place throughout fiscal year 2002 and is expected to remain in effect until the Company's Broadband Communications business segment achieves profitability as measured on a pro forma basis; however, the reduction is expected to remain in place until the Company's Mindspeed Technologies business segment ("Mindspeed") achieves profitability as measured on a pro forma basis for officers at the level vice president and above if they are assigned to the Mindspeed segment or if they serve both the Broadband Communication and the Mindspeed segments (e.g., Messrs. Decker, Iyer and O'Reilly). In addition, as discussed below, a significant part of each executive officer's potential total cash compensation is dependent on the performance of the Company as measured through its performance-based incentive compensation program.

PERFORMANCE-BASED COMPENSATION

     The Company's executive annual incentive compensation plan is based on the overall financial performance of the Company. In any given year, that performance is measured against the specific performance criteria adopted by the Compensation Committee for use in that particular fiscal year. Performance criteria typically include revenue growth, operational profitability, and attainment of strategic business development goals. In addition, executive incentive compensation awards may be adjusted by an individual performance multiplier. The Chief Executive Officer's annual incentive plan has the same components as the executive plan. This award may also be adjusted by the Board of Directors based on individual performance. For all executives, the annual incentive award value is targeted at competitive market levels for semiconductor and other high technology companies.

PERFORMANCE BASED COMPENSATION PLAN FOR FISCAL YEAR 2002

     In November 2001, the Company adopted the 2001 Performance Share Plan pursuant to which the Company may make grants of performance share awards to eligible employees, including executive officers. Performance share awards entitle the employee to whom a grant is made to receive cash or shares of the Company's Common Stock at the election of the Compensation Committee, based on the value of the Company's Common Stock on the date the performance share award vests. This form of equity-based incentive compensation is intended to attract, reward and retain employees.

     The Compensation Committee determines which of the employees of the Company or its subsidiaries are eligible for performance share awards under the 2001 Performance Share Plan, to whom performance share awards are granted and the terms and conditions of performance share award grants, including the number of shares subject to the performance share award and the vesting criteria of the shares.

     For grants of performance share awards during fiscal 2002, the Compensation Committee has established separate vesting criteria for performance share awards to employees of the Company's Broadband Communications business segment and employees of Mindspeed. In each case, the performance share awards will vest upon the achievement by the Company's Broadband Communications business segment or Mindspeed, as the case may be, of their separate and respective financial performance criteria by certain specified dates.

     To the extent that the applicable financial performance criteria are not met by the specified dates, the relevant performance share awards will not vest and will terminate.

STOCK OPTIONS AND RESTRICTED STOCK

     The Company grants stock options to aid in the attraction and retention of employees and to align the interests of employees with those of the shareowners. Stock options have value for an employee only if the price of the Company's stock increases above the fair market value on the grant date and the employee remains employed by the Company for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ. In addition, stock options directly link a portion of an employee's compensation to the interests of shareowners by providing an incentive to maximize shareowner value.

     The Company's 1999 LTIP is generally used for making grants of incentive stock options, nonqualified stock options and restricted stock to officers and other employees as a part of the Company's executive performance review process. In addition, the Company's 2000 Non-Qualified Stock Plan authorizes the grant of nonqualified stock option and restricted stock awards to officers and other employees. Annual stock option grants for executives are a key element of market-competitive total compensation. In fiscal year 2002, stock options for the executive officers were granted upon recommendation of management and approval of the Compensation Committee. Individual grant amounts were based on internal factors such as relative job scope and contributions made during the past year, as well as a review of publicly available data on senior management compensation at other companies. In general, options are exercisable in 25% increments over a four-year period, first exercisable one year after the date of grant (e.g., 25% of options granted in 2002 become exercisable on the anniversary of the date of grant in 2003). However, with respect to stock options granted on March 30, 2001, 50% became exercisable on the first anniversary of the date of grant, and 25% become exercisable on each of the second and third anniversaries.

     The continuing deterioration in the price of the Company's Common Stock strongly undercut the Board of Directors' desire to provide all employees of the Company with the opportunity to participate in the Company's long-term growth through its stock option programs. In order to increase the value of the Company's stock option programs, the Board approved an exchange offer pursuant to which all employees, officers and directors with stock option grants having an exercise price of $25 or above could exchange them for new stock options to be granted in the future (the "Exchange Offer"). Under the terms of the Exchange Offer, which commenced on September 4, 2001, eligible employees, officers and directors who chose to participate had their stock options cancelled on October 2, 2001 and received on April 3, 2002 for each option cancelled one new option with an exercise price of $11.71 (based on the closing price of the Company's Common Stock as reported by Nasdaq on that date) (the "Replacement Options"). The vesting provisions of the Replacement Options issued remained the same as the provisions applicable to the cancelled options. At the close of the Exchange Offer on October 2, 2001, the Company accepted for exchange options to purchase an aggregate of 27,497,528 shares of the Company's Common Stock from 3,730 eligible participants representing 89% of the shares subject to stock options that were eligible for the Exchange Offer. All of the Company's non-employee directors and officers who were eligible to participate in the Exchange Offer participated in the Exchange Offer to the full amount allowed. On April 3, 2002, the Company issued an aggregate of 26,651,212 Replacement Options.

     On November 4, 2002, the Company issued 5,502,208 options to the eligible participants in its Broadband Communications business segment; on November 5, 2002 the Company issued 4,625,597 options to its eligible Mindspeed participants.

COMPLIANCE WITH SECTION 162(M)

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain performance-based compensation that has been approved by shareowners is not subject to the deduction limit. The 1999 LTIP is qualified so that awards under the plan constitute performance-based compensation not subject to the deduction limit under Section 162(m). It is the Committee's objective that, so long as it is consistent with its overall business, compensation and retention objectives, the Company will, to the extent reasonable, endeavor to keep executive compensation deductible by the Company for federal income tax purposes.

COMPANY PERFORMANCE AND CEO COMPENSATION

     The Company's compensation program is designed to support the achievement of corporate and business objectives. This pay-for-performance program is most clearly exemplified in the compensation of the Company's Chairman and Chief Executive Officer, Dwight W. Decker.

     Dr. Decker's base salary and incentive target are determined in the same manner as described above for all executive officers. In setting compensation levels for the Chief Executive Officer, the Compensation Committee considers data reflecting comparative compensation information from other companies for the prior year. Effective January 1, 2002, the Compensation Committee elected to leave Dr. Decker's salary unchanged at the $657,000 amount to which it had been reduced in the prior fiscal year. On November 4, 2002, Dr. Decker, together with the other employees in the Company's Broadband Communications business segment, was awarded stock options covering 500,000 shares, of which 188,338 were incentive stock options.

                                          Compensation and Management
                                          Development Committee

                                          Jerre L. Stead, Chairman
                                          Donald R. Beall
                                          Ralph J. Cicerone

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of September 30, 2002 about shares of the Company's Common Stock that may be issued upon the exercise of options, warrants and rights granted to employees, consultants or directors under all of the Company's existing equity compensation plans, including the Company's 1998 Stock Option Plan, 1999 Long-Term Incentives Plan, 2000 Non-Qualified Stock Plan, Directors Stock Plan, Amended and Restated 2001 Employee Stock Purchase Plan, 1999 Non-Qualified Employee Stock Purchase Plan and 2001 Performance Share Plan. The table does not include information with respect to shares subject to outstanding options granted under equity compensation plans assumed by the Company in connection with mergers and acquisitions of the companies which originally granted those options. Footnote
(5) to the table sets forth the total number of shares of the Company's Common Stock issuable upon exercise of those assumed options as of September 30, 2002 and the weighted average exercise price of those options. No additional options may be granted under the assumed plans.

                                                                        WEIGHTED-
                                                                    AVERAGE EXERCISE
                                                                        PRICE OF               NUMBER OF
                                          NUMBER OF SECURITIES TO      OUTSTANDING       SECURITIES REMAINING
                                          BE ISSUED UPON EXERCISE       OPTIONS,         AVAILABLE FOR FUTURE
                                          OF OUTSTANDING OPTIONS,     WARRANTS AND       ISSUANCE UNDER EQUITY
                                            WARRANTS AND RIGHTS          RIGHTS           COMPENSATION PLANS
                                          -----------------------   -----------------   -----------------------
EQUITY COMPENSATION PLANS APPROVED BY
  SHAREHOLDERS
  Stock plans...........................         31,478,566               $3.53                2,661,328
  Employee stock purchase plans
     (Domestic).........................                                                       2,179,145(1)
  Directors stock plan..................            540,000               $3.88                  366,829(2)
                                               ------------                                    ---------
     Total..............................         32,018,566                                    5,207,302

EQUITY COMPENSATION PLANS NOT APPROVED
  BY SHAREHOLDERS
  Stock plans...........................         52,229,869               $4.12                6,116,888
  Employee stock purchase plans
     (International)....................                                                       1,941,693(3)
  Performance share plans...............          1,257,818(4)                                 2,742,182(4)
                                               ------------                                    ---------
     Total..............................         53,487,687                                   10,800,763
Total...................................         85,506,253(5)                                16,008,065

---------------

(1) Includes shares of the Company's Common Stock subject to purchase rights accruing under the Amended and Restated 2001 Employee Stock Purchase Plan. Excludes an additional 5,000,000 shares of the Company's Common Stock authorized under the Amended and Restated 2001 Employee Stock Purchase Plan pursuant to an amendment adopted by the Board of Directors on July 18, 2002. In addition, pursuant to the July 18, 2002 amendment, the Amended and Restated 2001 Employee Stock Purchase Plan provides that the maximum authorized shares thereunder will be automatically increased by an additional 2,500,000 shares, or such lesser number as the Board may determine, on October 1 of each year commencing with October 1, 2003 and ending on October 1, 2012, for a maximum increase of 25,000,000 additional shares. The amendment to the 2001 Employee Stock Purchase Plan is described below under "Approval of Amendment to the 2001 Employee Stock Purchase Plan to Increase the Maximum Number of Shares Authorized Under the Plan (Proposal
    3)".

(2) The Directors Stock Plan provides that the maximum number of shares under the Directors Stock Plan is automatically increased on the first day of each fiscal year by an additional amount equal to the greater of 150,000 shares or 0.067% of the shares of the Company's Common Stock outstanding on that date, subject to the Board of Directors being authorized and empowered to select the smaller amount.

(3) Includes shares of the Company's Common Stock subject to purchase rights accruing under the 1999 Non-Qualified Employee Stock Purchase Plan.

(4) Under the 2001 Performance Share Plan, the performance share awards may be paid in shares of the Company's Common Stock, cash or both. See "-- Equity Compensation Plans Not Approved by Shareowners-2001 Performance Share Plan" below.

(5) The table does not include information for equity compensation plans assumed by the Company in connection with mergers and acquisitions of the companies which originally established those plans. As of September 30, 2002, a total of 4,556,293 shares of the Company's Common Stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those outstanding options is $1.95 per share. No additional options may be granted under those assumed plans.

EQUITY COMPENSATION PLANS NOT APPROVED BY SHAREOWNERS

  1999 NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1999 Non-Qualified Employee Stock Purchase Plan (the "Non-Qualified ESPP") was adopted by the Board of Directors on May 14, 1999 and was subsequently amended on August 13, 1999 and July 18, 2002. The Non-Qualified ESPP has not been approved by the Company's shareowners. Employees of the Company's subsidiaries located in certain countries outside the U.S. who are not officers or directors of the Company may be eligible to participate in the Non-Qualified ESPP. The Board of Directors has reserved 2,400,000 shares of the Company's Common Stock for issuance under the Non-Qualified ESPP, subject to adjustment under certain circumstances.

     The Non-Qualified ESPP permits eligible employees to purchase shares of the Company's Common Stock at the end of each offering period at 85% of the lower of the fair market value of the Company's Common Stock on the first trading day of the offering period or on the last trading day of the offering period. Under the plan, employees may authorize the Company to withhold up to 10% of their compensation for each pay period to purchase shares under the plan, subject to certain limitations. Offering periods generally commence on the first trading day of February and August of each year and are generally six months in duration, but may be terminated earlier under certain circumstances. As of September 30, 2002, an aggregate of 1,941,693 shares of the Company's Common Stock were available for future purchases under the Non-Qualified ESPP.

  2000 NON-QUALIFIED STOCK PLAN

     The Company's 2000 Non-Qualified Stock Plan (the "2000 Plan") was adopted by the Board of Directors on November 5, 1999 and was subsequently amended on each of July 20, 2000, November 3, 2000 and January 12, 2001. The 2000 Plan has not been approved by the Company's shareowners. The 2000 Plan authorizes grants of non-qualified stock options and restricted stock. An aggregate of 47,500,000 shares of the Company's Common Stock are authorized for issuance or delivery under the 2000 Plan, provided that no more than 3,000,000 shares will be available for grants of restricted stock, in each case, subject to adjustment under certain circumstances.

     Restricted stock may be granted only to employees, including officers and directors who are employees, of the Company. Stock options granted under the 2000 Plan will have an exercise price per share equal to the fair market value per share of the Company's Common Stock at the date of grant. Each option will vest in installments over a four year period, with 25% of the shares becoming exercisable each year on the anniversary of the date of grant. Stock options granted under the 2000 Plan may not be exercised after eight years from the date of grant. As of September 30, 2002, an aggregate of 6,116,888 shares were available for future grants under the 2000 Plan.

  2001 PERFORMANCE SHARE PLAN

     The Company's 2001 Performance Share Plan (the "Performance Share Plan") was adopted by the Board of Directors on November 2, 2001. The Performance Share Plan has not been approved by the Company's shareowners. An aggregate of 4,000,000 shares of the Company's Common Stock are authorized for grants of performance share awards under the Performance Share Plan, subject to adjustment under certain circumstances.

     The Performance Share Plan permits eligible employees to receive grants of performance share awards which vest based on performance criteria and continued employment with the Company from the grant date through the time of vesting. The value of the performance share award will equal the fair market value of the Company's Common Stock. Employees whose performance share awards vest are entitled to receive a payment in the form of shares of the Company's Common Stock, cash or both. As of September 30, 2002, an aggregate of 2,742,182 shares of the Company's Common Stock were available for future grants under the Performance Share Plan.

                      SHAREOWNER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total shareowner return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Nasdaq Electronic Components Index for the period beginning January 4, 1999 and ending September 30, 2002. The graph assumes that $100 was invested on January 4, 1999, the first day of public trading of the Company's Common Stock, in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Nasdaq Electronic Components Index and that all dividends were reinvested. No cash dividends have been paid or declared on the Company's Common Stock. For purposes of the graph, the distribution of the Skyworks shares to holders of the Company's Common Stock in the Wireless Transaction is treated as a non-taxable cash dividend that was reinvested in additional shares of the Company's Common Stock at the close of business on June 26, 2002.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
        AMONG CONEXANT SYSTEMS, INC., STANDARD & POOR'S 500 STOCK INDEX
                   AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

                              (PERFORMANCE GRAPH)
---------------

* $100 Invested on 1/4/1999 in Stock or Index -- Including Reinvestment of Dividends. Fiscal Year Ending September 30.

                                                          CUMULATIVE TOTAL RETURN (DOLLARS)
                                                     --------------------------------------------
                                                     JANUARY 4,            SEPTEMBER 30,
                                                     ----------   -------------------------------
                                                        1999       1999     2000    2001    2002
                                                     ----------   ------   ------   -----   -----
Conexant Systems, Inc. ............................     100       386.21   445.18   88.24   30.76
Standard & Poor's 500 Stock Index..................     100       105.24   119.79   87.81   69.78
Nasdaq Electronic Components Index.................     100       139.73   245.74   69.26   46.20

                             EXECUTIVE COMPENSATION

     The information shown below reflects the annual and long-term compensation, from all sources, of (1) the Chief Executive Officer of the Company, (2) the other four most highly compensated executive officers of the Company at September 30, 2002 and (3) any other persons who were executive officers at any time during fiscal 2002 and would have been included under clause (2) if they had remained executive officers at September 30, 2002 (the "Named Executive Officers"), for services rendered in all capacities to the Company for the fiscal years ended September 30, 2000, 2001 and 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM COMPENSATION
                                                                           ----------------------------------
                                                                                   AWARDS            PAYOUTS
                                             ANNUAL COMPENSATION           ----------------------   ---------
                                      ----------------------------------   RESTRICTED     STOCK     LONG-TERM
NAME AND PRINCIPAL POSITION  FISCAL                         OTHER ANNUAL     STOCK       OPTIONS    INCENTIVE      ALL OTHER
WITH THE COMPANY              YEAR    SALARY       BONUS    COMPENSATION     AWARDS     (SHARES)     PAYOUTS    COMPENSATION(1)
---------------------------  ------   -------     -------   ------------   ----------   ---------   ---------   ---------------
Dwight W. Decker...........   2002    699,756(2)       --      10,102           --      1,250,000(3)     --         26,280
  Chairman of the Board and   2001    686,827          --      26,118           --        600,000       --          29,822
  Chief Executive Officer     2000    669,231     950,000      80,440           --      1,250,000(4)     --         26,769
Raouf Y. Halim.............   2002    450,000          --      21,669           --        450,000(3)     --         18,000
  Senior Vice President and   2001    422,885     250,000(4)    37,965          --      1,024,000       --          27,869
  Chief Executive
    Officer --                2000    334,615     234,437      72,565           --        825,000(3)     --         13,385
  Mindspeed Technologies
Balakrishnan S. Iyer.......   2002    337,500          --       4,813           --        500,000(3)     --         13,500
  Senior Vice President and   2001    343,817          --      14,109           --        197,629       --          19,314
  Chief Financial Officer     2000    320,769     227,085      65,962           --        500,000(3)     --         12,831
F. Matthew Rhodes..........   2002    313,269          --         921           --        991,647(3)     --          8,164
  Senior Vice President and   2001    317,787       2,500(5)     9,010          --        170,572       --          15,204
  President Broadband         2000    292,308     276,558(6)    22,969          --        300,000(3)     --         10,850
  Communications
Dennis E. O'Reilly.........   2002    292,500          --      10,078           --        200,000(3)     --         11,786
  Senior Vice President,      2001    304,183          --      15,125           --        163,858       --          11,166
  General Counsel and         2000    270,385     167,640     110,551(7)        --        200,000(3)     --          8,216
  Secretary
Moiz M. Beguwala...........   2002    352,616(8)       --       3,405           --        225,000(3)     --         13,901
  Senior Vice President(9)    2001    326,700          --      10,356           --         97,629       --          16,151
                              2000    343,846(10) 120,142      19,297           --        225,000(3)     --         12,831

---------------

 (1) Amounts contributed or accrued for the Named Executive Officers under the Conexant savings plans and the related supplemental savings plan.

 (2) Includes $42,756 paid to Mr. Decker in lieu of vacation.

 (3) Includes options to purchase 1,250,000; 825,000; 500,000; 300,000; 200,000;
     and 225,000 shares with exercise prices of $25 or above (representing all of their eligible options) exchanged by Messrs. Decker, Halim, Iyer, Rhodes, O'Reilly, and Beguwala, respectively, pursuant to the Company's Exchange Offer for a grant of new options for the same number of shares on April 3, 2002 (other than for Mr. Halim). The exchanged options were cancelled on October 2, 2001 and Messrs. Decker, Halim, Iyer, Rhodes, O'Reilly and Beguwala received their new options with an exercise price equal to $11.71, the fair market value of the Company's Common Stock on the grant date. Mr. Halim received new options to purchase 450,000 shares on April 3, 2002 as satisfaction in full of his rights to receive new options under the Exchange Offer. In connection with the Wireless Transaction, the exercise prices of these new options were adjusted to $4.2327 per share.

 (4) Represents a bonus paid to Mr. Halim in connection with his being named Senior Vice President and Chief Executive Officer -- Mindspeed Technologies.

 (5) Represents an invention award paid to Mr. Rhodes in recognition of his contribution towards an invention.

 (6) Includes a retention bonus of $60,000 paid to Mr. Rhodes in connection with Rockwell's acquisition of Pacific Communication Sciences, Inc.

 (7) Includes $79,345 paid in connection with the relocation of Mr. O'Reilly's residence in Southern California upon his joining the Company.

 (8) Includes $16,985 paid to Mr. Beguwala in lieu of vacation.

 (9) Effective June 25, 2002, Mr. Beguwala is no longer an executive officer of the Company but continues as an employee of the Company. He will continue as an active employee and receive salary payments until a mutually agreed upon date between February 26, 2003 and February 25, 2004 and during that time will continue to be covered under certain medical benefit plans of the Company, to receive financial planning, health physical and health club memberships and to receive outplacement benefits.

(10) Includes $23,077 paid to Mr. Beguwala in lieu of vacation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has entered into change of control employment agreements ("Employment Agreements") with certain key executives, including Messrs. Decker, Halim, Iyer, O'Reilly, and Rhodes. Each Employment Agreement becomes effective upon a "change of control" of the Company. Each Employment Agreement provides for the continuing employment of the executive after the change of control on terms and conditions no less favorable than those in effect before the change of control. If the executive's employment is terminated by the Company without "cause" or if the executive terminates his or her own employment for "good reason" (each as defined in the Employment Agreement), the executive is entitled to severance benefits equal to a multiple of his or her annual compensation (including bonus) and continuation of certain benefits for a number of years equal to the multiple. The multiple is three for Mr. Decker and two for the other executives (or, in either case, the shorter number of years until the executive's normal retirement date). The executives are entitled to an additional payment, if necessary, to make them whole as a result of any excise tax imposed by the Code on certain change of control payments (unless the safe harbor amount above which the excise tax is imposed is not exceeded by more than 10%, in which event the payments will be reduced to avoid the excise tax).

     For the purposes of the Employment Agreements, a "change of control" is defined generally as:

     - the acquisition by any individual, entity or group of beneficial ownership of 20% or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors;

     - a change in the composition of a majority of the Board of Directors which is not supported by the current Board of Directors;

     - a major corporate transaction, such as a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the Company's assets, which results in a change in the majority of the Board of Directors or of more than 60% of the Company's shareowners; or

     - approval by the Company's shareowners of the complete liquidation or dissolution of the Company.

     In October 1999, the Company made loans to certain officers and other employees (including the Named Executive Officers), the proceeds of which were used to pay federal and state withholding tax due in connection with the accelerated vesting on October 1, 1999 of certain shares of restricted stock previously granted to the officers and other employees. Because the tax payments were due at a time shortly prior to the announcement of the Company's year-end results when the officers and other employees were not permitted to trade in the Company's Common Stock, the Company made the loans available to these individuals to allow them to pay the taxes without selling their shares of restricted stock. The loans carried an interest rate of 5.54% and, pursuant to action of the Board taken on March 21, 2001 became due on December 1, 2002. All outstanding loans were repaid on or prior to that date. There are no other loan agreements between the Company and any of its executive officers.

     In fiscal year 2002, the Company donated $1,033,807.55 to the University of California, Irvine Foundation. Of these donations, $860,746.82 was made directly by the Company; the remainder was made by the Conexant Systems Charitable Fund, a donor-directed fund administered by the California Community Foundation. Dr. Cicerone is Chancellor of the University of California, Irvine.

     On September 28, 2001, At Home Corporation and all of its wholly owned subsidiaries and certain of its foreign subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. In the first half of 2001, Dr. Eslambolchi served as interim president of Excite@Home Broadband Networks Services, a division of At Home Corporation, during which time he was an AT&T employee and executive on-loan to Excite@Home Broadband Networks Services.

     See also the discussion regarding the extension of the expiration date of certain options held by Mr. Beall under "Directors' Compensation".

                       OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is further information on grants to the Named Executive Officers of stock options pursuant to the 1999 LTIP during the fiscal year ended September 30, 2002, which are reflected in the Summary Compensation Table on
page   .

                                                OPTIONS GRANTS
                       ----------------------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                          NUMBER OF      PERCENTAGE OF TOTAL                                 ASSUMED ANNUAL RATES OF
                         SECURITIES      OPTIONS GRANTED TO                               STOCK PRICE APPRECIATION FOR
                         UNDERLYING           CONEXANT          EXERCISE                           OPTION TERM
                       OPTIONS GRANTED      EMPLOYEES IN       PRICE (PER    EXPIRATION   -----------------------------
NAME                      (SHARES)           FISCAL 2002         SHARE)         DATE           5%              10%
----                   ---------------   -------------------   -----------   ----------   -------------   -------------
Dwight W. Decker.....     1,250,000(1)                           $4.2327      4/3/2012     $3,327,403      $8,432,292
Raouf Y. Halim.......       450,000(1)                           $4.2327      4/3/2012      1,197,865       3,035,625
Balakrishnan S.
  Iyer...............       500,000(1)                           $4.2327      4/3/2012      1,330,961       3,372,917
F. Matthew Rhodes....       300,000(1)                           $4.2327      4/3/2012        798,577       2,023,750
                            691,647(2)                           $2.6351      5/6/2012      1,146,198       2,904,690
Dennis E. O'Reilly...       200,000(1)                           $4.2327      4/3/2012        532,384       1,349,167
Moiz M. Beguwala.....       225,000(1)                           $4.2327      4/3/2012        598,933       1,517,813

---------------

(1) Represents options to purchase 1,250,000; 450,000; 500,000; 300,000, 200,000 and 225,000 shares exchanged by Messrs. Decker, Halim, Iyer, Rhodes, O'Reilly and Beguwala, respectively, pursuant to the Company's Exchange Offer for a grant of new options for the same number of shares on April 3, 2002 (other than for Mr. Halim who tendered options to purchase an aggregate of 825,000 shares in the Exchange Offer and received options to purchase 450,000 shares as satisfaction in full of his rights to receive new options). The exchanged options were cancelled on October 2, 2001 and Messrs. Decker, Halim, Iyer, Rhodes, O'Reilly and Beguwala received their new options with exercise prices equal to $11.71, the fair market value of the Company's Common Stock on April 3, 2002. In connection with the Wireless Transaction, the exercise prices of these new options were adjusted to $4.2327 per share. These options maintained their original vesting schedules.

(2) Options were granted on May 6, 2002 and become exercisable in four equal annual installments on each of the first four anniversaries of the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     Shown below is information with respect to (i) exercises by the Named Executive Officers during fiscal year 2002 of options to purchase the Company's Common Stock granted under the Company's 1998 Stock Option Plan or the 1999 LTIP and (ii) the unexercised options to purchase the Company's Common Stock granted to the Named Executive Officers in fiscal year 2002 and prior years and held by them at September 30, 2002.

                                                      NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                         OPTIONS HELD AT              IN-THE-MONEY OPTIONS
                            SHARES                    SEPTEMBER 30, 2002(1)         AT SEPTEMBER 30, 2002(2)
                           ACQUIRED      VALUE     ----------------------------    ---------------------------
NAME                      ON EXERCISE   REALIZED   EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                      -----------   --------   -----------    -------------    -----------   -------------
Dwight W. Decker........       --           --      2,823,586(3)    1,175,000(3)        --             --
Raouf Y. Halim..........       --           --      2,160,748(3)    1,750,295(3)        --             --
Balakrishnan S. Iyer....       --           --        853,390         678,391           --             --
F. Matthew Rhodes.......       --           --        410,286       1,001,933           --             --
Dennis E. O'Reilly......       --           --        356,829         244,429           --             --
Moiz M. Beguwala........       --           --        734,996(3)      241,315(3)        --             --

---------------

(1) Includes options to purchase 1,250,000; 450,000; 500,000; 300,000; 200,000;
    and 225,000 shares exchanged by Messrs. Decker, Halim, Iyer, Rhodes, O'Reilly and Beguwala, respectively, pursuant to the Company's Exchange Offer for a grant of new options for the same number of shares on April 3, 2002 (other than for Mr. Halim who tendered options to purchase an aggregate of 825,000 shares in the Exchange Offer and received options to purchase 450,000 shares as satisfaction in full of his rights to receive new options). The exchanged options were cancelled on October 2, 2001 and Messrs. Decker, Halim, Iyer, Rhodes, O'Reilly and Beguwala received their new options with exercise prices equal to $11.71, the fair market value of the Company's Common Stock on the grant date. In connection with the Wireless Transaction, the exercise prices of these new options were adjusted to $4.2327 per share. These options maintained their original vesting schedules.

(2) Based on the closing price of the Company's Common Stock on the Nasdaq National Market on September 27, 2002 ($1.06).

(3) Includes options that were granted by Rockwell prior to the spin-off of the Company from Rockwell and were converted into options to purchase the Company's Common Stock, on the same terms and vesting schedule as the Rockwell options but with adjustments to the exercise price and the number of shares for which such options are exercisable to preserve the aggregate intrinsic value of the options.

                              RETIREMENT BENEFITS

     The Company does not sponsor a defined benefit pension plan for salaried employees.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the Company's knowledge, the following table sets forth information regarding ownership of the Company's outstanding Common Stock on November 30, 2002 by each director and Named Executive Officer and all directors and executive officers as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to the stock listed.

                  BENEFICIAL OWNERSHIP AS OF NOVEMBER 30, 2002

                                                                         COMMON STOCK
                                                              -----------------------------------
NAME                                                          SHARES(1)           PERCENT OF CLASS(2)
----                                                          ----------          -------------------
Donald R. Beall.............................................   1,355,481(3,4,5)           --*
Richard M. Bressler.........................................     175,802(5,6)             --*
Ralph J. Cicerone...........................................      12,675(5,7)             --*
Dwight W. Decker............................................   3,267,560(3,5)             --*
Hossein Eslambolchi.........................................      10,000(5)               --*
F. Craig Farrill............................................      82,152(5,8)             --*
Jerre L. Stead..............................................      70,444(5,9)             --*
Raouf Y. Halim..............................................   2,335,690(3,5)             --*
Moiz M. Beguwala............................................     901,870(3,5)             --*
Balakrishnan S. Iyer........................................   1,057,440(3,5)             --*
Dennis E. O'Reilly..........................................     530,556(3,5)             --*
F. Matthew Rhodes...........................................     514,254(3,5)             --*
All of the above and other executive officers as a group (21
  persons)..................................................  12,904,893(3,4,5,         4.85%
                                                                         6,7,8,9)

---------------

 *  Less than 1%

(1) Each person's address is the address of the Company.

(2) For purposes of computing the percentage of outstanding shares beneficially owned by each person, shares of which such person has a right to acquire beneficial ownership within 60 days have been included in both the number of shares owned by that person and the number of shares outstanding, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

(3) Includes shares of Common Stock held under the savings plans of the Company and Rockwell as of November 30, 2002. Does not include the following:
    14,026; 522; 1,360; 163; 34; 201; and 16,512 share equivalents for Messrs.
    Decker, Halim, Beguwala, Iyer, O'Reilly, Rhodes and the group, respectively, held under the Company's and Rockwell's supplemental savings plans as of November 30, 2002. Awards under the supplemental savings plans are paid in cash.

(4) Includes shares, as to which beneficial ownership is disclaimed, as follows:
    8,976 shares held for the benefit of family members and 10,000 shares owned by the Beall Foundation, of which Mr. Beall is President and a director. Does not include 288,208 shares of Common Stock that may be acquired upon exercise of stock options held in Beall Trust #2, the beneficiaries of which are adult children of Mr. Beall not living in the same household and as to which trust Mr. Beall has no relationship.

(5) Includes shares of Common Stock that may be acquired upon the exercise of outstanding stock options within 60 days as follows: 691,556; 101,238; 10,000; 3,123,586; 10,000; 75,000; 55,000; 2,302,748; 863,811; 1,039,705;
    428,758; 495,572; and 11,677,934 for Messrs. Beall, Bressler, Cicerone, Decker, Eslambolchi, Farrill, Stead, Halim, Beguwala, Iyer, O'Reilly, Rhodes and the group, respectively.

(6) Includes 1,784 shares of Common Stock issued in the spin-off of the Company from Rockwell in respect of restricted shares of Rockwell common stock granted to Mr. Bressler under the Rockwell Directors Stock Plan.

(7) Includes 675 shares of Common Stock owned by the Ralph J. Cicerone and Carol
    M. Cicerone Trust, of which Mr. Cicerone is a co-trustee.

(8) Includes 3,760 shares of Common Stock granted to Mr. Farrill as restricted stock under the Directors Plan.

(9) Includes 15,444 shares of Common Stock granted to Mr. Stead as restricted stock under the Directors Plan.

     With the exception of Wells Fargo Bank, N.A., as trustee under various savings plans of Rockwell and Rockwell Collins, which held approximately 5% of the outstanding shares of the Company's Common Stock and FMR, Inc., which held approximately 10.317% of the outstanding shares of the Company's Common Stock as of January 2, 2003, there are no persons known to Conexant to be "beneficial owners" (as that term is defined in the rules of the Securities and Exchange Commission) of 5% of any class of the Company's voting securities outstanding as of November 30, 2002. Shares held by the trustee of the savings plans of Rockwell and Rockwell Collins on account of the participants in such plans will be voted by the trustee in accordance with instructions from the participants (either in writing or by means of the Company's telephone or Internet voting procedures), and where no instructions are received, as the trustee deems proper.

         APPROVAL OF AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK (PROPOSAL 2)

     The Board of Directors believes that it is in the best interest of the Company to amend the Company's Restated Certificate of Incorporation to change the par value of the Common Stock from $1.00 per share to $0.01 per share.

     The Board believes that the reduction in par value to $0.01 per share will provide the Company with additional flexibility with respect to the Company's capital account under Delaware law. Upon the effectiveness of the change in par value, the Company's stated capital will be reduced by an amount per share equal to $0.99 and the additional paid-in capital account will be credited with the aggregate amount by which the stated capital is reduced. Historically, the concepts of par value and the stated capital of a corporation were to protect creditors and senior security holders by ensuring that the corporation received at least the par value as consideration for issuance of its shares. Over time, these concepts have lost their significance for the most part. In fact, Delaware corporate law permits the issuance of shares without par value. Most newly-formed companies, including most of the Company's peers, have no par value or a minimal par value. The reduction in par value, will place the Company among its peer companies with respect to its par value.

     The Board believes that the change in par value will provide the Company with greater flexibility with respect to the issuance of stock and stock-based compensation because Delaware law requires that the Company receive at least the par value as payment for the Common Stock. In addition, the corresponding reduction in the stated capital of the Company will provide the Board of Directors additional flexibility with respect to dividends and distributions. Under Delaware law, the Board of Directors may only declare dividends out of the Company's surplus (i.e., the additional paid-in capital) or if there is no surplus, only under specified conditions. The reduction in par value will increase the Company's surplus for purposes of this provision of Delaware law.

     The reduction in par value will not affect outstanding options, employee benefit plans or savings plans.

     If this proposal is approved, the first paragraph of Article FOURTH of the Restated Certificate of Incorporation will be amended to read as follows:

     "FOURTH: THE TOTAL NUMBER OF SHARES OF ALL CLASSES OF STOCK WHICH THE CORPORATION SHALL HAVE THE AUTHORITY TO ISSUE IS 1,025,000,000, OF WHICH 25,000,000 SHARES WITHOUT PAR VALUE ARE TO BE OF A CLASS DESIGNATED PREFERRED STOCK AND 1,000,000,000 SHARES OF THE PAR VALUE OF $0.01 EACH ARE TO BE OF A CLASS DESIGNATED COMMON STOCK."

     The Board has unanimously adopted resolutions setting forth the proposed amendment to the Restated Certificate of Incorporation, declaring its advisability and directing that the proposed amendment be submitted to the shareowners for their approval at the Annual Meeting. If adopted by the shareowners, the amendment will become effective upon filing of an appropriate amendment to the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK. UNLESS A CONTRARY

CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK.

 APPROVAL OF AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE
        MAXIMUM NUMBER OF SHARES AUTHORIZED UNDER THE PLAN (PROPOSAL 3)

     The Company's shareowners are being asked to act upon a proposal to approve an amendment (the "Amendment") to the Company's 2001 Employee Stock Purchase Plan (the "2001 ESPP"), to increase the aggregate maximum number of shares that may be issued under the 2001 ESPP. The 2001 ESPP, as amended and restated effective July 18, 2002 and incorporating the Amendment, is referred to as the "Plan". The Plan permits eligible employees to elect to have a portion of their base salary withheld for purchases of the Company's Common Stock at a price discounted from the fair market value of the Common Stock. The "2001 ESPP" was originally adopted by the Board of Directors effective September 4, 2001. The Amendment adopted by the Board of Directors on July 18, 2002 (i) increased the maximum number of shares authorized under the Plan from 5 million shares to 10 million; and (ii) provides that the maximum number of shares authorized under the Plan will be automatically increased by 2.5 million shares, or such lesser number as the Board may determine, on October 1 of each year for 10 years commencing on October 1, 2003 and ending on October 1, 2012, for a maximum increase of 25 million additional shares.

     The 2001 ESPP was approved by the shareowners of the Company at the 2002 Annual Meeting and is qualified as an Employee Stock Purchase Plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). If the proposal to approve the Amendment is approved by the shareowners of the Company, the Plan will be qualified as an Employee Stock Purchase Plan under Section 423 of the Code; however, if the shareowners do not approve the Amendment within 12 months of its adoption by the Board, then the Plan will be an Employee Stock Purchase Plan not qualified under Section 423 of the Code with respect to any purchase rights covering the additional 5 million shares and the annual additional share increase authorized by the Board on July 18, 2002. Regardless of whether the Plan qualifies as an Employee Stock Purchase Plan under Section 423 of the Code, it is the Company's present intention that the provisions of the Plan will be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code.

     The Plan became effective upon adoption by the Board of Directors on July 18, 2002 and will continue to be effective in that form, including the Amendment, regardless of the outcome of the vote upon this Proposal 3. The approval of the Company's shareowners is being sought solely to qualify the additional shares authorized under the Plan for purposes of Section 423 of the Code.

     The following is a summary of the principal terms of the Plan as currently in effect, including the Offering adopted by the Board on July 18, 2002 (the "2002 Offering"). Although the Company believes that the following description provides a fair summary of the material terms of the Plan and the 2002 Offering, the description is qualified in its entirety by the specific terms of the Plan and the 2002 Offering, copies of which are attached as Appendix B to this Proxy Statement.

     Purpose. The purpose of the Plan is to provide a means by which employees of the Company and certain participating subsidiaries may be given an opportunity to purchase shares of the Company's Common Stock. The Company, by means of the Plan, seeks to retain the services of these employees, to secure and retain the services of new employees and to provide incentives for these persons to exert maximum efforts for the success of the Company and its parent or subsidiary corporations ("Related Corporations").

     Number Of Shares. The maximum number of shares of the Company's Common Stock that are available for sale under the Plan is 10 million shares, subject to annual increases of 2.5 million shares on October 1 of each year as described above and to adjustment upon changes in capitalization of the Company or in the event of a Corporate Transaction (as defined below). These shares may be newly issued shares or shares reacquired in private transactions or open market purchases. To the extent that any right to purchase shares under the Plan is not exercised by any participant for any reason, or if any right to purchase terminates, any shares not purchased under such right will again become available for issuance under the Plan, unless the Plan has been terminated, but all shares sold under the Plan, regardless of source, will be counted against the maximum number of shares available for sale. Pursuant to the 2002 Offering, the maximum aggregate number of shares of Company Common Stock available to be purchased by all participants is the number of shares of Company Common Stock remaining available under the Plan on the Offering Date (as defined below).

     Administration. The Board, or a committee appointed by the Board, administers the Plan and has the power (i) to determine when and how purchase rights will be granted and the provisions of each Offering (which is a grant of rights to purchase shares of Company Common Stock under the Plan to eligible employees), (ii) to designate which Related Corporations will be eligible to participate in the Plan, (iii) to construe and interpret the Plan and to establish rules for the administration of the Plan, (iv) to amend the Plan in accordance with its terms and (v) to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan within the meaning of Section 423(b) of the Code.

     Eligibility. The Plan provides that except as otherwise described below, rights to purchase Company Common Stock may be granted to employees of the Company or, if designated by the Board, to employees of a Related Corporation. Except as otherwise described below, an employee will not be eligible to be granted a purchase right under the Plan unless, on the date selected by the Board for an Offering to commence (an "Offering Date"), the employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment, be greater than two years. In addition, the Board may provide, and under the 2002 Offering the Board has provided, that no employee will be eligible to be granted a purchase right unless, on the Offering Date, the employee's customary employment with the Company or a Related Corporation is more than 20 hours per week and more than five months per calendar year.

     No employee will be eligible to participate in the Plan if, immediately after the grant of a purchase right under the Plan, he or she would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation (including any stock which the employee may purchase under all outstanding purchase rights under the Plan and other stock-based plans of the Company). In addition, pursuant to applicable provisions of the Code, no employee may be granted a purchase right under the Plan that permits the employee to accrue the right to purchase more than $25,000 worth of the Company's Common Stock (determined at the fair market value of the stock at the time the purchase rights are granted) under all employee stock purchase plans of the Company and its affiliates for each calendar year in which the purchase right is outstanding at any time.

     Participation. Participants will authorize an amount of contributions expressed as a percentage of the participant's Earnings (as defined in each Offering) during the Offering (not to exceed the maximum percentage specified by the Board). These contributions will be used to pay the purchase price of the shares of the Company's Common Stock when a purchase right under the Plan is exercised. To the extent provided in the Offering, a participant may thereafter reduce (including to zero) or increase his or her contributions. All of the employees of the Company and its domestic subsidiaries are eligible to participate under the terms of the Plan. At November 30, 2002, 1,044 eligible employees have elected to participate in the Plan, although the Company cannot determine how many eligible employees will elect to participate in the future.

     Purchase Periods. Pursuant to the Plan, the Board may from time to time grant or provide for the grant of purchase rights to eligible employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in a form and will contain terms and conditions the Board deems appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all employees granted purchase rights shall have the same rights and privileges. The provisions of separate Offerings need not be identical, but each Offering will include the period during which the Offering will be effective, which period shall not exceed 27 months from the Offering Date.

     Under the 2002 Offering, the current Offering under the Plan began on August 1, 2002 and will end on July 31, 2004, unless terminated earlier. Thereafter, an Offering shall begin on the day after the last Purchase Date of the immediately preceding Offering. Except as described below, each Offering will be approximately two years in duration, with four Purchase Periods, each of which (except as otherwise provided in the Plan) will be approximately six months in length. Except as described below, a Purchase Date is the last day of a Purchase Period or of an Offering, as the case may be. The current Offering consists of four Purchase Periods, with the first Purchase Period ending on February 28, 2003, the second Purchase Period ending on July 31, 2003, the third Purchase Period ending on January 31, 2004, and the fourth Purchase Period ending on July 31, 2004. Notwithstanding the foregoing, if the first annual meeting of the Company's shareowners during 2003 occurs after February 28, 2003, then: (i) the first Purchase Period under the current Offering shall end on the next trading day following such shareowner meeting; and (ii) the Offering scheduled to begin March 3, 2003 will be delayed until the second trading day following such shareowner meeting.

     Pursuant to the Offering, notwithstanding the foregoing: (i) if the fair market value of the Company's Common Stock on an Offering Date is less than the par value of the Company's Common Stock, then the Offering Date shall instead commence on the next trading day on which the fair market value of the Company's Common Stock is equal to or greater than its par value; and (ii) each Offering shall terminate on the seventh trading day prior to a Distribution Record Date (as defined below) (or the Company's best estimate of that date) and such termination date will be a Purchase Date under each such Offering. In addition, a new Offering will begin as soon as administratively practicable after the Distribution Date and will end on either the January 31 or July 31 that falls at least 18 months but less than 24 months after the first trading day of such new Offering. For this purpose, a "Distribution Record Date" means a record date for the distribution of shares of common stock of a subsidiary of the Company to the shareowners of the Company and the "Distribution Date" means the date of the distribution of such shares of common stock to the shareowners of the Company.

     Under the 2002 Offering, if on the first day of a new Purchase Period during the Offering the fair market value of a share of Company Common Stock is less than or equal to the fair market value of a share of Company Common Stock on the Offering Date for the current Offering, then that Offering will immediately terminate and that day will become the Offering Date of a new Offering. Participants in the terminated Offering will automatically be enrolled in the new Offering.

     The Plan provides that the fair market value of a share of the Company's Common Stock on a given date will be determined by the Board in its discretion based on the closing price of the Company's Common Stock for such date as reported by the Nasdaq National Market or, if the price is not reported, the mean of the bid and asked prices per share of the Company's Common Stock as reported by Nasdaq or, in the event the Company's Common Stock is listed on a stock exchange, the fair market value per share will be the closing price on such exchange on such date (or, in the event that the Company's Common Stock is not traded on such date, on the immediately preceding trading day), as reported in The Wall Street Journal.

     Grant of Purchase Rights. On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, will be granted a right to purchase up to that number of shares of the Company's Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 10% of the employee's Earnings during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. Under the 2002 Offering, the Board has provided that a participant's purchase right shall permit the purchase of the number of shares of Company Common Stock purchasable with any whole percentage of not less than 1% and not more than 10% of the participant's Earnings paid during the period of the Offering beginning as soon as administratively practicable after the participant first commences participation; provided, however, that no participant may have more than 10% of the participant's Earnings applied to purchase shares of Company Common Stock under all ongoing Offerings under the Plan and all other plans of the Company and Related Corporations that are intended to qualify as Employee Stock Purchase Plans under the Code.

     The Board will establish one or more Purchase Dates during an Offering as of which purchase rights granted pursuant to that Offering will be exercised and purchases of shares of Company Common Stock will be carried out in accordance with the Offering.

     In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Company Common Stock that may be purchased by any participant on any Purchase Date during the Offering and by all participants pursuant to the Offering. Under the 2002 Offering, the Board has provided that the maximum number of shares of Company Common Stock that an eligible employee may purchase on any Purchase Date during the Offering shall not exceed 1,000 shares. If the aggregate purchase of shares of Company Common Stock issuable upon exercise of purchase rights granted under the Offering would exceed the specified maximum aggregate number of shares for all participants, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Company Common Stock available will be made in as nearly a uniform manner as shall be practicable and equitable.

     Under the Plan, the purchase price of shares of Company Common Stock acquired pursuant to purchase rights will not be less than the lesser of: (i) 85% of the fair market value of Company Common Stock on the Offering Date; or
(ii) 85% of the fair market value of Company Common Stock on the applicable Purchase Date; provided, however, that for Offerings beginning on or after August 1, 2002, the purchase price per share of Company Common Stock will not be less than the par value per share of the Company's Common Stock. Under the 2002 Offering, the purchase price of each share of Company Common Stock is the greater of (a) the par value per share of Company Common Stock or (b) the lesser of: (i) 85% of the fair market value of Company Common Stock on the Offering Date; or (ii) 85% of the fair market value of Company Common Stock on the applicable Purchase Date, in each case rounded up to the nearest whole cent per share.

     Exercise Of Purchase Right. On each Purchase Date during an Offering, each participant's accumulated contributions will be applied to the purchase of shares of Company Common Stock up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering.

     Any amount of accumulated contributions remaining in a participant's account after the purchase of shares of Company Common Stock on any Purchase Date will be returned, without interest, to the participant as promptly as administratively practicable.

     If the fair market value of a share of Company Common Stock is less than its par value on a Purchase Date during an Offering, then the Company will not exercise the participants' purchase rights and will distribute to each participant his or her accumulated contributions (reduced to the extent, if any, such contributions have been used to acquire shares of Company Common Stock for the participant on a prior Purchase Date) under the Offering.

     No purchase rights may be exercised to any extent unless the shares of Company Common Stock to be issued upon the exercise are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan.

     Voluntary Withdrawal; Termination Of Employment. The Plan provides that during an Offering, a participant may cease making contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal. Participants may elect to withdraw at any time prior to the end of the Offering, except as provided otherwise in the Offering. Under the current Offering, participants may not withdraw during the ten calendar-day period immediately preceding a Purchase Date. Upon withdrawal from an Offering by a participant, the Company will distribute to the participant all of his or her accumulated contributions (reduced to the extent, if any, such contributions have been used to acquire shares of Company Common Stock for the participant) under the Offering, and the participant's purchase right in that Offering will thereupon terminate.

     Purchase rights granted pursuant to any Offering under the Plan will terminate immediately upon termination of a participant's continuous status as an employee for any reason or for no reason or other lack of eligibility. The Company will distribute to a terminated or otherwise ineligible employee all of his or her accumulated contributions (reduced to the extent, if any, such contributions have been used to acquire shares of Company Common Stock for the terminated or otherwise ineligible employee) under the Offering.

     Corporate Transactions; Adjustments. In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume purchase rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to shareowners in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not continue or assume such purchase rights or does not substitute similar rights for purchase rights outstanding under the Plan, then the participants' accumulated contributions will be used to purchase shares of Company Common Stock within five business days prior to the Corporate Transaction under the then-current Offering, and the participants' purchase rights under the then-current Offering will terminate immediately after such purchase.

     For purposes of the Plan, a Corporate Transaction is defined as the occurrence, in a single transaction or in a series of related transactions, of:
(i) a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company; (ii) a sale or other disposition of at least 90% of the outstanding securities of the Company; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Company Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

     If any change is made in the shares of Company Common Stock subject to the Plan, or subject to any purchase right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Company Common Stock subject to the Plan, and the outstanding purchase rights shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding purchase rights. The Board will make these adjustments, and its determination shall be final, binding and conclusive.

     Amendment Or Termination. The Board may suspend or terminate the Plan at any time. Unless terminated earlier, the Plan will terminate when all of the shares of Company Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan.

     The Board may amend the Plan at any time. However, except in the event of an adjustment for changes in the Company's securities or for a Corporate Transaction, and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for participants or the Company or any Related Corporation, no amendment shall be effective unless approved by the shareowners of the Company to the extent shareowner approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code or other applicable laws or regulations.

     Without shareowner consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its Committee) will be entitled to change the Offering Dates and Purchase Dates, limit the frequency and/or number of changes in the amount withheld during an Offering, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Company Common Stock for each participant properly correspond with amounts withheld from the participant's Earnings, and establish other limitations or procedures the Board (or its Committee) determines in its sole discretion advisable that are consistent with the Plan.

     Term. The Plan will continue in effect for a term of 20 years unless sooner terminated in accordance with its terms.

     Tax Matters. The tax consequences of participating in the Plan will depend upon whether the Plan is qualified as an Employee Stock Purchase Plan under
Section 423 of the Code (a "Qualified ESPP"). This qualification is contingent on the Amendment adopted by the Board of Directors on July 18, 2002 being approved by the shareowners of the Company within twelve months of such adoption. If the Amendment is approved by the shareowners of the Company, the Plan will be a Qualified ESPP. If the Company does not obtain the necessary shareowner approval, then the Plan will not be a Qualified ESPP (i.e., a "Nonqualified ESPP") with respect to any purchase rights covering the additional 5 million shares and the annual additional share increase authorized by the Board on July 18, 2002. The different tax treatment for a Qualified ESPP and a Nonqualified ESPP is set forth below.

QUALIFIED ESPP

     If the Plan is a Qualified ESPP, purchase rights granted under the Plan will qualify for favorable federal income tax treatment. It is intended that purchase rights under the Plan be considered options for purposes of the Code. A participant will realize taxable ordinary income on amounts withheld for the purchase of shares of the Company's Common Stock as if he or she actually received such amounts. No further taxable income will be realized by a participant either at the time participation begins (i.e., the Offering Date) or at the time shares are purchased under the Plan (i.e., the Purchase Date), nor will the Company be entitled to a deduction at either such time in respect of the Plan. The federal income tax treatment upon disposition of shares purchased under the Plan depends on when such disposition occurs.

     If the shares of the Company's Common Stock are disposed of at least two years after the beginning of an offering period and at least one year after the shares of the Company's Common Stock are transferred to the participant, then the participant will recognize as ordinary taxable income an amount equal to the lesser of (i) the excess of the fair market value of the Company's Common Stock at the time of such disposition over the purchase price or (ii) 15% of the fair market value of the Company's Common Stock as of the beginning of the offering period. The difference between the disposition price and the participant's basis in the shares (that is, the purchase price plus the amount, if any, taxed as ordinary income) will be treated as long-term capital gain or loss. No deduction will be allowed to the Company for federal income tax purposes under such circumstances.

     If the shares of the Company's Common Stock are sold or otherwise disposed of before the expiration of the holding period described above, then the participant will recognize as ordinary taxable income an amount equal to the excess of the fair market value of the Company's Common Stock on the Purchase Date over the purchase price. In addition, the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the disposition of the shares and the participant's basis in the shares (that is, the purchase price plus the amount taxed as ordinary income). Even if the Company's Common Stock is disposed of for less than its fair market value on the Purchase Date, the same amount of ordinary taxable income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the Company's Common Stock on such Purchase Date. Any capital gain or loss will be short-term or long-term, depending on whether the participant held the shares for more than one year. The Company will be entitled to a deduction in an amount equal to the amount recognized by a participant as ordinary taxable income upon such a disposition.

     Under present provision of the Code, long-term capital gains are taxable at a maximum rate of 20% and capital losses of individual taxpayers are deductible only against capital gains and a limited amount of ordinary income.

NONQUALIFIED ESPP

     If the Plan is a Nonqualified ESPP with respect to any purchase rights covering the additional 5 million shares and the annual additional share increase authorized by the Board on July 18, 2002, then the Plan will not be treated as a tax-advantaged plan with respect to those purchase rights and generally participants in the Plan who hold those purchase rights will realize taxable ordinary income at the time the Company's Common Stock is purchased under the Plan in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the purchase price. In that case, the Company will be entitled to a corresponding deduction equal to the amount recognized by the participant as ordinary taxable income.

     When the participant later sells the shares of the Company's Common Stock or otherwise disposes of such shares in a taxable disposition, the participant generally will recognize an additional gain or loss equal to the difference between the value of the shares at the time of purchase and the price at which the shares are sold. The sale of shares will be treated as a capital gain or loss, which will be either long-term or short-term depending on whether the participant held the shares for more than one year. The Company will not be entitled to a deduction at such time.

     The number of shares that may be purchased by participants under the Plan is discretionary and the value of the Company's Common Stock purchased by participants under the Plan will vary based on the fair market value of the Company's Common Stock on each Purchase Date and Offering Date. Accordingly, the number of shares that will be purchased by the named executive officers, executive officers as a group, non-executive directors as a group and non-executive officers as a group in the future are not currently determinable. The following table sets forth the number of shares of the Company's Common Stock and the aggregate purchase prices for the shares purchased by the foregoing persons during fiscal 2002 under the Plan.

                                                                 NUMBER OF       WEIGHTED AVERAGE
NAME AND POSITION WITH THE COMPANY                                 SHARES         PURCHASE PRICE
----------------------------------                            ----------------   ----------------
Dwight W. Decker............................................         2,204           $6.7364
  Chairman of the Board and Chief Executive Officer
Raouf Y. Halim..............................................         2,204           $6.7364
  Senior Vice President and Chief Executive Officer,
  Mindspeed Technologies
Balakrishnan S. Iyer........................................         2,699           $6.7364
  Senior Vice President and Chief Financial Officer
Dennis E. O'Reilly..........................................         3,178           $5.4146
  Senior Vice President, General Counsel and Secretary
F. Matthew Rhodes...........................................         3,035           $5.7654
  Senior Vice President and President, Broadband
  Communications
Moiz M. Beguwala............................................         2,957           $5.9711
  Senior Vice President
Executive Officers as a Group...............................        25,593           $5.9721
Non-Executive Directors as a Group(1).......................            --                --
All Employees (other than Executive Officers) as a Group....     3,141,435           $5.1742

---------------

(1) Directors who are not also employees of the Company are not eligible to participate in the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT.

         RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS (PROPOSAL 4)

     Deloitte & Touche LLP have been the Company's independent auditors since 1998 and, at the recommendation of the Audit Committee of the Board, have been selected by the Board of Directors as the Company's independent auditors for the fiscal year ending September 30, 2003.

     Before the Audit Committee recommended to the full Board the appointment of Deloitte & Touche LLP, it carefully considered the qualifications of that firm, including its performance for Conexant and Rockwell in prior years and its reputation for integrity and for competence in the fields of accounting and auditing.

     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from shareowners.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE CURRENT FISCAL YEAR. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT.

AUDITORS' FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal 2002 and for the review of the Company's quarterly financial statements for fiscal 2002 were $514,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Deloitte & Touche LLP for financial information systems design and implementation services for fiscal 2002.

ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche LLP to the Company for fiscal 2002 for all other services rendered to the Company were $1,774,000. These fees relate principally to (i) tax-related services and an IT security assessment and (ii) audit and other procedures performed in connection with the Wireless Transaction, accounting consultations, and benefit plan and foreign statutory audits.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% shareowners are also required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that during fiscal year 2002 its directors, executive officers and 10% shareowners timely filed all forms required to be filed under Section 16(a), except for: (i) Mr. Beguwala, whose initial report of ownership inadvertently omitted 1,770 shares of common stock (after giving effect to the 2-for-1 stock split in 1999) distributed to him in connection with the spin-off of the Company from Rockwell. Mr. Beguwala is no longer an executive officer of the Company and is no longer subject to the filing requirements of Section 16; (ii) Messrs. Beall, Bressler and Stead, whose Form 5 filings were amended to include certain transactions which were inadvertently omitted due to an administrative error; and (iii) Messrs. O'Reilly and Yates, each of whom filed a Form 4 reporting one transaction late due to an administrative error. The Company has recently implemented new procedures to ensure timely compliance with Section 16(a) reporting requirements on an on-going basis, including compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the Commission's rules thereunder.

2004 SHAREOWNER PROPOSALS OR NOMINATIONS

     Shareowners of the Company may submit proposals that they believe should be voted upon at the Company's Annual Meetings of Shareowners or nominate persons for election to the Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act, some shareowner proposals may be eligible for inclusion in the Company's Proxy Statement for the Company's 2004 Annual Meeting of Shareowners. To be eligible for inclusion in the Company's 2004 Proxy Statement, any such shareowner proposals must be submitted in writing to the Secretary of the Company no later than September 10, 2003. The submission of a shareowner proposal does not guarantee that it will be included in the Company's Proxy Statement.

     With respect to the Company's 2004 Annual Meeting, under the Company's By-laws, a shareowner proposal or nomination must be submitted in writing to the Secretary of the Company not less than 90 days nor more than 120 days prior to the anniversary of the 2003 Annual Meeting, unless the date of the 2004 Annual Meeting of Shareowners is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2003 Annual Meeting. For the Company's 2004 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than October 29, 2003 and no later than November 28, 2003. If the date of the 2004 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2003 Annual Meeting, the shareowner must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2004 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2004 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The shareowner's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareowner's ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2004 Annual Meeting. If the shareowner does not also comply with the requirements of Rule 14a-4 under the Securities Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareowner. Shareowners should contact the Secretary of the Company in writing at 4311 Jamboree Road, Newport Beach, California 92660-3095 to make any submission or to obtain additional information as to the proper form and content of submissions.

ANNUAL REPORT TO SHAREOWNERS AND FINANCIAL STATEMENTS

     The Company's 2002 Annual Report to Shareowners is being mailed to the Company's shareowners together with this proxy statement. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002 WILL BE FURNISHED TO INTERESTED SHAREOWNERS, WITHOUT CHARGE, UPON WRITTEN REQUEST. EXHIBITS TO THE FORM 10-K WILL BE FURNISHED UPON WRITTEN REQUEST AND PAYMENT OF A FEE OF TEN CENTS PER PAGE COVERING THE COMPANY'S COSTS. WRITTEN REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 4311 JAMBOREE ROAD, NEWPORT BEACH, CALIFORNIA 92660-3095, ATTENTION: INVESTOR RELATIONS. The Company's 2002 Annual Report to Shareowners, the Form 10-K and this proxy statement are also available on Conexant's website (http://www.conexant.com) under the Investor Relations section.

OTHER MATTERS

     At the date hereof, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, or by a few regular employees of the Company without additional compensation. The Company will also reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy materials to principals and obtaining their proxies.

January 10, 2003

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

                          As Amended October 31, 2002

     The Audit Committee has been constituted by the Board of Directors to assist the Board of Directors in overseeing (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements and (3) the independence and performance of the Corporation's internal and external auditors.

     The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member's independence. The chairperson shall be appointed by the full Board.

     The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc., shall have the following powers and duties and shall report thereon to the Board of Directors:

          1) For each fiscal year:

             a) to select and recommend employment of, subject to the approval of the shareowners, independent public accountants to audit the books, records, accounts and financial statements of this Corporation and its subsidiaries, which independent public accountants shall directly are ultimately accountable report to the Board of Directors and the Audit Committee who act as representatives of the shareowners of this Corporation; and

             b) to take, or to recommend that the Board of Directors of this Corporation take, appropriate action to oversee the independence of the independent public accountants;

          2) To review with the independent public accountants:

             a) the scope of their annual audit of this Corporation's financial statements;

             b) this Corporation's quarterly and annual financial statements before their release;

             c) the adequacy of this Corporation's system of internal controls and any recommendations of the independent public accountants with respect thereto;

             d) any comments they may have on major issues related to their audit activities, restrictions, if any, imposed on their work and the cooperation they received during the audit;

             e) the matters required to be discussed by Statement on Auditing Standards No. 1 (Communication with Audit Committees); and

             f) a formal written statement prepared by the independent public accountants delineating all relationships between the independent public accountants and this Corporation consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and any disclosed relationships or services that may impact the objectivity and independence of the independent public accountants;

          3) To review and approve the fees charged, and the scope and extent of any non-audit services performed, by the independent public accountants;

          4) To review and approve the appointment or change of this Corporation's Director of Internal Audit (however titled, the "General Auditor") and review with this General Auditor:

             a) the scope of the annual internal audit plan and the results of completed internal audits; and

             b) any comments the General Auditor may have on major issues related to the internal audit activities or restrictions, if any, imposed thereon;

          5) To monitor compliance by the employees of this Corporation with this Corporation's Standards of Business Conduct policies;

          6) To meet with this Corporation's Chief Executive Officer, Chief Financial Officer, General Counsel and other management personnel to review any issues related to this Corporation's financial reporting, internal controls, Standards of Business Conduct policies or other matters within the scope of the Audit Committee's duties; and

          7) To investigate any matter brought to its attention within the scope of its duties and to engage consultants or independent counsel in connection therewith as the Audit Committee deems appropriate.

     The Committee is expected to maintain free and open communication with the public accounting firm, the internal auditors, and this Corporation's management. This communication shall include private executive sessions, at least semi-annually, with each of these parties. The Committee chairperson shall report on Audit Committee activities to the full Board.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that this Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those duties are the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Corporation's Standards of Business Conduct policies.

                                                                     Appendix B


                             CONEXANT SYSTEMS, INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN

               ADOPTED BY THE BOARD OF DIRECTORS SEPTEMBER 4, 2001
                   APPROVED BY STOCKHOLDERS FEBRUARY 27, 2002

                 AMENDED AND RESTATED BY THE BOARD JULY 18, 2002
            AMENDMENT APPROVED BY THE STOCKHOLDERS __________, 2002


1.      PURPOSE.

        (a) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Participating Subsidiaries may be given an opportunity to purchase shares of the Common Stock of the Company.

        (b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

        (c) The Company intends that the Purchase Rights be considered options issued under an Employee Stock Purchase Plan.

        (d) This Plan is an amendment and restatement of the Plan adopted by the Board effective September 4, 2001. Offerings under the Plan prior to such amendment and restatement shall continue (and terminate) according to their original terms.


2.      DEFINITIONS.

        (a) "AGENT" means Mellon Investor Services LLC or such successor agent as the Company may employ.

        (b) "BOARD" means the Board of Directors of the Company.

        (c) "CODE" means the Internal Revenue Code of 1986, as amended.

        (d) "COMMITTEE" means a committee appointed by the Board in accordance with Section 3(c) of the Plan.

        (e) "COMMON STOCK" means the common stock of the Company.

        (f) "COMPANY" means Conexant Systems, Inc., a Delaware corporation.

        (g) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee will not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

        (h) "CONTRIBUTIONS" means the payroll deductions, and other additional payments specifically provided for in the Offering, that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account, if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount through payroll deductions withheld during the Offering.

        (i) "CORPORATE TRANSACTION" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

               (i) a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company;

               (ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

               (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

               (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

        (j) "DIRECTOR" means a member of the Board.

        (k) "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

        (l) "EMPLOYEE" means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company or any Related Corporation. Neither service as a Director nor payment of a director's fee shall be sufficient to make an individual an Employee of the Company or a Related Corporation.

        (m) "EMPLOYEE STOCK PURCHASE PLAN" means a plan that grants Purchase Rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

        (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (o) "FAIR MARKET VALUE" means the value of a security, as determined by the Board in its discretion, based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding Trading Day), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share will be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding Trading Day), as reported in The Wall Street Journal.

        (p) "GRANT DATE" means the first Trading Day of an Offering.

        (q) "IVR SYSTEM" means the integrated voice response system maintained for this Plan and provided by the Agent, through which Participants may elect to participate, amend their participation or withdraw from participation in this Plan, pursuant to the terms and conditions of this Plan.

        (r) "OFFERING" means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

        (s) "OFFERING DATE" means a date selected by the Board for an Offering to commence.

        (t) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (u) "PARTICIPANT" means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

        (v) "PLAN" means this Conexant Systems, Inc. 2001 Employee Stock Purchase Plan.

        (w) "PURCHASE DATE" means one or more dates during an Offering established by the Board on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

        (x) "PURCHASE PERIOD" means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

        (y) "PURCHASE RIGHT" means an option to purchase shares of Common Stock granted pursuant to the Plan.

        (z) "RELATED CORPORATION" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (aa) "SECURITIES ACT" means the Securities Act of 1933, as amended.

        (bb) "TRADING DAY" means a day on which the National Stock Exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

        (cc) "WEB" means Mellon Employee Service Direct System that is used to facilitate Plan transactions and is accessible through the Company's intranet.

3.      ADMINISTRATION.

        (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).

               (ii) To designate from time to time which Related Corporations of the Company shall be eligible to participate in the Plan.

               (iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iv) To amend the Plan as provided in Section 15.

               (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

        (c) The Board may delegate administration of the Plan to a Committee of the Board composed of one (1) or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. If administration is delegated to a Committee, references to the Board in this Plan and in the Offering document shall thereafter be deemed to be to the Board or the Committee, as the case may be.

4.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 14 relating to adjustments upon changes in securities, the shares of Common Stock that may be sold pursuant to Purchase Rights shall not exceed in the aggregate ten million (10,000,000) shares of Common Stock, plus an annual increase of two million five hundred thousand (2,500,000) shares of Common Stock to be added on the first day of the fiscal year of the Company for a period of ten (10) years, commencing on the first day of the fiscal year that begins on October 1, 2003 and ending on (and including) the first day of the fiscal year that begins on October 1, 2012. Notwithstanding the foregoing, the Board may act, prior to the first day of any fiscal year of the Company and in lieu of the automatic increase described in the prior sentence, to increase the share reserve by such number of shares of Common Stock as the Board shall determine, which number shall be less than two million five hundred thousand (2,500,000) shares of Common Stock. If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Purchase Right shall again become available for issuance under the Plan, but all shares sold under this Plan, regardless of source, shall be counted against the limitation set forth above. Notwithstanding anything to the contrary contained herein, with respect to the Offering that began on March 1, 2002, if the Fair Market Value of the Common Stock on August 1, 2002 is equal to or greater than the Fair Market Value of such stock on the Grant Date of such Offering as adjusted pursuant to Section 14 herein, then the shares reserved under this Plan that were approved by the stockholders at the Company's annual meeting held on February 27, 2002 shall be first used to satisfy Purchase Rights under such Offering.

5.      GRANT OF PURCHASE RIGHTS; OFFERING.

        (a) The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

        (b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) shall be exercised.

6.      ELIGIBILITY.

        (a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate as provided in Section 3(b), to Employees of a Related Corporation. Except as provided in Section 6(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee's customary employment with the Company or the Related Corporation is more than twenty (20) hours per week and more than five (5) months per calendar year.

        (b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

               (i) the date on which such Purchase Right is granted shall be the "Offering Date" of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

               (ii) the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

               (iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

        (c) No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.

        (d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee's rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

        (e) Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.      PURCHASE RIGHTS; PURCHASE PRICE.

        (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding ten percent (10%), of such Employee's Earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.

        (b) The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.

        (c) In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

        (d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights shall be not less than the lesser of:

               (i) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or

               (ii) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date;

provided, however, that for Offerings beginning on or after August 1, 2002, the purchase price per share of Common Stock shall not be less than the par value per share of the Common Stock.

8.      PARTICIPATION; WITHDRAWAL; TERMINATION.

        (a) A Participant may elect to authorize payroll deductions pursuant to an Offering under the Plan by enrolling through an IVR System or the Web (or other electronic form of subscription agreement) within the time specified in the Offering. Each such enrollment shall authorize an amount of Contributions expressed as a percentage of the submitting Participant's Earnings (as defined in each Offering) during the Offering (not to exceed the maximum percentage specified by the Board). Each Participant's Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may begin such Contributions after the beginning of the Offering. To the extent provided in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions by submitting a new enrollment election through the IVR System or the Web (or other electronic form of subscription agreement).

        (b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant as soon as administratively practicable all of his or her accumulated Contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the Participant) under the Offering, and such Participant's Purchase Right in that Offering shall thereupon terminate. A Participant's withdrawal from an Offering shall have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form pursuant to the procedure set forth in Section 8(a) in order to participate in subsequent Offerings.

        (c) Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon termination of a Participant's Continuous Status as an Employee for any reason or for no reason or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering. If the Fair Market Value of a share of Common Stock is less than its par value on a Purchase Date during an Offering, then the Company shall not exercise the Participants' Purchase Rights and shall distribute to each Participant his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the Participant on a prior Purchase Date) under the Offering.

        (d) Neither Contributions credited to a Participant's account nor any Purchase Rights or rights to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 13. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with this Section 8. During a Participant's lifetime, Purchase Rights shall be exercisable only by such Participant.

        (e) Unless otherwise specified in an Offering, the Company shall have no obligation to pay interest on Contributions.

9.      EXERCISE.

        (a) On each Purchase Date during an Offering, each Participant's accumulated Contributions shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights unless specifically provided for in the Offering.

        (b) If any amount of accumulated Contributions remains in a Participant's account after the purchase of shares of Common Stock on any Purchase Date pursuant to Section 9(a) above, then such remaining amount shall be returned, without interest, to the Participant as promptly as administratively practicable.

        (c) If the stockholders of the Company do not approve this Plan within twelve (12) months of the adoption of this Plan by the Company's Board, then the Company shall satisfy any federal, state, or local tax withholding obligations relating to a Participant's purchase of Common Stock by withholding the entire minimum required withholding amount from such Participant's paycheck(s) as soon as administratively practicable following such purchase until paid in full.

        (d) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock) shall be distributed to the Participants.

        (e) As a condition to the exercise of an Purchase Right, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares of Common Stock to be issued are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any applicable provisions of law.

        (f) As promptly as practicable after each Purchase Date, the Company will arrange for the deposit, into each Participant's account with the Agent designated by the Company to administer this Plan, of the number of shares purchased upon exercise of his or her option.

10. COVENANTS OF THE COMPANY. The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

11. USE OF PROCEEDS FROM SHARES OF COMMON STOCK. Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights shall constitute general funds of the Company.

12. RIGHTS AS A STOCKHOLDER. A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant's shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or the Agent).

13.     DESIGNATION OF BENEFICIARY.

        (a) A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

        (b) The Participant may change such designation of beneficiary at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

14.     ADJUSTMENTS UPON CHANGES IN SECURITIES; CORPORATE TRANSACTIONS.

        (a) If any change is made in the shares of Common Stock, subject to the Plan, or subject to any Purchase Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 4, and the outstanding Purchase Rights shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding Purchase Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (b) In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not continue or assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then, the Participants' accumulated Contributions shall be used to purchase shares of Common Stock within five (5) business days prior to the Corporate Transaction under the ongoing Offering, and the Participants' Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.

15.     AMENDMENT OF THE PLAN.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 and this Section 15, and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Related Corporation, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code or other applicable laws or regulations.

        (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Board (or its Committee) will be entitled to change the Offering Dates and Purchase Dates, limit the frequency and/or number of changes in the amount withheld during an Offering, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Earnings, and establish such other limitations or procedures as the Board (or its Committee) determines in its sole discretion advisable that are consistent with this Plan.

        (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Purchase Rights into compliance therewith.

        (d) The rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan except:
(i) with the consent of the person to whom such Purchase Rights were granted, or
(ii) as necessary to comply with any laws or governmental regulations (including, without limitation, the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans).

16.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Any benefits, privileges, entitlements and obligations under any Purchase Rights while the Plan is in effect shall not be impaired by suspension or termination of the Plan except (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or
(iii) as desired, in the sole discretion of the Board, to ensure that the Plan and/or Purchase Rights comply with the requirements of Section 423 of the Code (or any successor rule or provision or any applicable law or regulation).

17. REPORTS. Individual accounts will be maintained for each Participant in this Plan. Statements of account will be given to Participants promptly following each Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18. TERM AND EFFECTIVE DATE OF PLAN. The Plan shall become effective as determined by the Board. Notwithstanding the intent that the Company intends that the Purchase Rights be considered options issued under an Employee Stock Purchase Plan, Purchase Rights may be exercised even if the Plan has not been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. The Plan will continue in effect for a term of twenty (20) years unless sooner terminated under
Section 16.

19. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act will comply with the applicable provisions of Rule 16b-3. This Plan will be deemed to contain, and such options will contain, and the shares issued upon exercise thereof will be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from
Section 16 of the Exchange Act with respect to Plan transactions.

20.     MISCELLANEOUS PROVISIONS.

        (a) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant's employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

        (b) The provisions of the Plan shall be governed by the laws of the State of California without resort to that state's conflicts of laws rules.

        (c) All notices or other communications by a Participant to the Company under or in connection with this Plan will be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

                                 * * * * * * *

                             CONEXANT SYSTEMS, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN
                                    OFFERING

                ADOPTED BY THE BOARD OF DIRECTORS July 18, 2002


        In this document, capitalized terms not otherwise defined shall have the same definitions of such terms as in the Conexant Systems, Inc. 2001 Employee Stock Purchase Plan.

1.      GRANT; OFFERING DATE.

        (a) The Board hereby authorizes a series of Offerings pursuant to the terms of this Offering document.

        (b) The first Offering hereunder (the "Initial Offering") shall begin on August 1, 2002 and shall end on July 31, 2004, unless terminated earlier as provided below. Thereafter, an Offering shall begin on the day after the last Purchase Date of the immediately preceding Offering. Except as provided below, each Offering shall be approximately two (2) years in duration, with four (4) Purchase Period(s), each of which (except as otherwise provided herein) shall be approximately six (6) months in length. Except as provided below, a Purchase Date is the last day of a Purchase Period or of an Offering, as the case may be. The Initial Offering shall consist of four (4) Purchase Periods, with the first Purchase Period ending on February 28, 2003, the second Purchase Period ending on July 31, 2003, the third Purchase Period ending on January 31, 2004, and the fourth Purchase Period ending on July 31, 2004. Notwithstanding the foregoing, if the first annual meeting of the Company's stockholders during 2003 occurs after February 28, 2003, then: (i) the first Purchase Period under the Initial Offering shall end on the next Trading Day following such stockholder meeting; and (ii) the Offering scheduled to begin March 3, 2003 shall be delayed until the second Trading Day following such stockholder meeting.

        (c) Notwithstanding the foregoing: (i) if any Offering Date falls on a day that is not a Trading Day, then such Offering Date shall instead fall on the next subsequent Trading Day; (ii) if the Fair Market Value of the Common Stock on an Offering Date is less than the par value of the Common Stock, then such Offering Date shall instead commence on the next Trading Day on which the Fair Market Value of the Common Stock is equal to or greater than its par value;
(iii) if any Purchase Date falls on a day that is not a Trading Day, then such Purchase Date shall instead fall on the immediately preceding Trading Day; and
(iv) each Offering shall terminate on the seventh (7th) Trading Day prior to a Distribution Record Date (or the Company's best estimate of such date) and such termination date shall be a Purchase Date under each such Offering; provided, however, that if: (x) a Distribution Record Date occurs prior to the first meeting of the stockholders of the Company held in 2003 and (y) the Fair Market Value of the Common Stock on August 1, 2002 is equal to or greater than the Fair Market Value of the Common Stock on March 1, 2002 as adjusted pursuant to
Section 14 of the Plan, then a Participant's Purchase Right shall be exercised only with respect to shares of Common Stock reserved under the Plan for which the Company obtained stockholder approval and that are available under such Offering. In addition, a new Offering shall begin on the as soon as administratively practicable after the Distribution Date and shall end on either the January 31 or July 31 that falls at least eighteen (18) months but less than twenty-four (24) months after the Grant Date for such new Offering. For this purpose, a "Distribution Record Date" shall mean a record date for the distribution of shares of common stock of a subsidiary of the Company to the stockholders of the Company and the "Distribution Date" shall mean the date of the distribution of such shares of common stock to the stockholders of the Company.

        (d) Prior to the commencement of any Offering, the Board may change any or all terms of such Offering and any subsequent Offerings. The granting of Purchase Rights pursuant to each Offering hereunder shall occur on each respective Offering Date unless prior to such date (i) the Board determines that such Offering shall not occur, or (ii) no shares of Common Stock remain available for issuance under the Plan in connection with the Offering.

        (e) If the Company's accountants advise the Company that the accounting treatment of purchases under the Plan has changed in a manner that the Company determines is detrimental to its best interests, then each Offering hereunder that is then ongoing shall terminate as of the next Purchase Date (after the purchase of stock on such Purchase Date) under such Offering.

        (f) Notwithstanding anything in this Section 1 to the contrary, if on the first day of a new Purchase Period during the Offering the Fair Market Value of a share of Common Stock is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then that Offering shall immediately terminate and that day shall become the Offering Date of a new Offering. Participants in the terminated Offering shall automatically be enrolled in the new Offering that starts on such day.

2.      ELIGIBLE EMPLOYEES.

        (a) Each Eligible Employee, who is either an employee of the Company or an employee of a Related Corporation incorporated in the United States on the Offering Date of an Offering hereunder shall be granted a Purchase Right on the Offering Date of such Offering provided, however, that an Eligible Employer may not participate in more than one Offering.

        (b) Notwithstanding the foregoing, the following Employees shall not be Eligible Employees or be granted Purchase Rights under an Offering:

               (i) part-time or seasonal Employees whose customary employment is twenty (20) hours per week or less or five (5) months per calendar year or less;

               (ii) five percent (5%) stockholders (including ownership through unexercised and/or unvested stock options) as described in Section 6(c) of the Plan; or

               (iii) Employees in jurisdictions outside of the United States if, as of the Offering Date of the Offering, the grant of such Purchase Rights would not be in compliance with the applicable laws of any jurisdiction in which the Employee resides or is employed.

3.      PURCHASE RIGHTS.

        (a) Subject to the limitations herein and in the Plan, a Participant's Purchase Right shall permit the purchase of the number of shares of Common Stock purchasable with any whole percentage of not less than one percent (1%) and not more than ten percent (10%) of such Participant's Earnings paid during the period of such Offering beginning as soon as administratively practicable after such Participant first commences participation; provided, however, that no Participant may have more than ten percent (10%) of such Participant's Earnings applied to purchase shares of Common Stock under all ongoing Offerings under the Plan and all other plans of the Company and Related Corporations that are intended to qualify as Employee Stock Purchase Plans.

        (b) For Offerings hereunder, "Earnings" means all compensation paid to an Employee by the Company or a Related Corporation, including all salary, wages (including amounts elected to be deferred by the Employee, but would otherwise have been paid, under any cash or deferred arrangement established by the Company or a Related Corporation), overtime pay, commissions, bonuses, and other remuneration paid directly to the Employee; but excluding the cost of employee benefits paid by the Company or a Related Corporation, education or tuition reimbursements, imputed income arising under any Company or Related Corporation group insurance or benefit program, travel expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or any Related Corporation under any employee benefit plan, and similar items of compensation.

        (c) Notwithstanding the foregoing, the maximum number of shares of Common Stock that a Participant may purchase on any Purchase Date in an Offering shall be such number of shares as has a Fair Market Value (determined as of the Offering Date for such Offering) equal to (x) $25,000 multiplied by the number of calendar years in which the Purchase Right under such Offering has been outstanding at any time, minus (y) the Fair Market Value of any other shares of Common Stock (determined as of the relevant Offering Date with respect to such shares) that, for purposes of the limitation of Section 423(b)(8) of the Code, are attributed to any of such calendar years in which the Purchase Right is outstanding. The amount in clause (y) of the previous sentence shall be determined in accordance with regulations applicable under Section 423(b)(8) of the Code based on (i) the number of shares previously purchased with respect to such calendar years pursuant to such Offering or any other Offering under the Plan, or pursuant to any other Company or Related Corporation plans intended to qualify as Employee Stock Purchase Plans, and (ii) the number of shares subject to other Purchase Rights outstanding on the Offering Date for such Offering pursuant to the Plan or any other such Company or Related Corporation Employee Stock Purchase Plan. The Company may reduce a Participant's Contributions to zero at such time during any Offering that is scheduled to end during the then-current calendar year that the aggregate of all Contributions accumulated with respect to such Offering and any other Offering would exceed the foregoing limitations.

        (d) The maximum aggregate number of shares of Common Stock available to be purchased by all Participants under an Offering shall be the number of shares of Common Stock remaining available under the Plan on the Offering Date. If the aggregate purchase of shares of Common Stock upon exercise of Purchase Rights granted under the Offering would exceed the maximum aggregate number of shares available, the Board shall make a pro rata allocation of the shares available in a uniform and equitable manner.

        (e) Notwithstanding the foregoing, the maximum number of shares of Common Stock that an Eligible Employee may purchase on any Purchase Date during any Offering shall not exceed one thousand (1,000) shares.

4. PURCHASE PRICE. The purchase price of each share of Common Stock under the Offering shall be the greater of (a) the par value per share of such Common Stock or (b) the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of such shares of Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the Fair Market Value of such shares of Common Stock on the applicable Purchase Date, in each case rounded up to the nearest whole cent per share.

5.      PARTICIPATION.

        (a) Except as otherwise provided below with respect to the Initial Offering, a Participant may enroll in the Offering through an IVR System, the Web, other electronic form of subscription agreement (or such other form or manner as determined by the Board) and thereby authorize payroll deductions during the period for which such authorization is effective. Except as otherwise provided below with respect to the Initial Offering, a Participant must enroll in the manner set forth above before the Grant Date of such Offering; provided, however, that, with the exception of the Initial Offering, any Participant who was enrolled in the immediately preceding Offering as of the final Purchase Date for such Offering shall be deemed to have enrolled in any subsequent Offering at the same level of payroll deductions as in effect on such immediately preceding Purchase Date, unless such Participant elects otherwise prior to the Grant Date of such subsequent Offering. Such payroll deductions must be in whole percentages only, with a minimum of one percent (1%) and a maximum percentage of ten percent (10%) of the Participant's Earnings during such Offering. If payroll deductions are not permitted by local law, an Eligible Employee shall become a Participant in the Offering by enrolling through an IVR System, the Web, other electronic form of subscription agreement (or such other form or manner as determined by the Board).

               (i) A Participant may not make additional Contributions into his or her account.

               (ii) Notwithstanding the foregoing, with respect to the Initial Offering, an Eligible Employee shall become a Participant by enrolling in the Initial Offering in the manner or form determined by the Board. A Participant may make payroll deductions with respect to the Initial Offering at any time on or before August 30, 2002 to be effective and used for the exercise of Purchase Rights under the Initial Offering.

        (b) Subject to the percentage requirements in Section 5(a), a Participant may increase, decrease or suspend his or her participation level at any time during an Offering by making a request for such Contribution increase, decrease or suspension through the IVR System or the Web (or by submitting a new written or electronic subscription agreement if the IVR System or the Web is not available). A Participant's election to suspend Contributions during an Offering Period shall not limit such Participant's right to resume payroll deductions at a later date during the Offering Period by electing an increase in Contributions to any whole percentage of not less than one percent (1%) and not more than ten percent (10%). The increase, decrease or suspension in Contributions will be effective as soon as administratively practicable following the date of the Contribution increase, decrease or suspension request.

        (c) A Participant may withdraw from an Offering and receive a refund of his or her Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the Participant on any prior Purchase Date) without interest, at any time prior to the end of the Offering, excluding only each ten (10) calendar day period immediately preceding a Purchase Date (or such shorter period of time determined by the Company and communicated to Participants), by delivering a withdrawal notice to the Company or a designated Related Corporation in such form as the Company provides. A Participant who has withdrawn from an Offering shall not again participate in such Offering, but may participate in subsequent Offerings under the Plan in accordance with the terms of the Plan and the terms of such subsequent Offerings.

        (d) Notwithstanding the foregoing or any other provision of this Offering document or of the Plan to the contrary, neither the enrollment of any Eligible Employee in the Plan nor any forms relating to participation in the Plan shall be given effect until such time as a registration statement covering the registration of the shares under the Plan that are subject to the Offering has been filed by the Company and has become effective.

6. PURCHASES. Subject to the limitations contained herein, on each Purchase Date, each Participant's Contributions (without any increase for interest) shall be applied to the purchase of whole shares, up to the maximum number of shares permitted under the Plan and the Offering.

7. NOTICES AND AGREEMENTS. Any notices or agreements provided for in an Offering or the Plan shall be given in writing, in a form provided by the Company, and unless specifically provided for in the Plan or this Offering, shall be deemed effectively given upon receipt or, in the case of notices and agreements delivered by the Company, five (5) days after deposit in the United States mail, postage prepaid.

8. EXERCISE CONTINGENT ON STOCKHOLDER APPROVAL. The Purchase Rights granted under an Offering are subject to the approval of the Plan by the stockholders of the Company as required for the Plan to obtain treatment as an Employee Stock Purchase Plan.

9. OFFERING SUBJECT TO PLAN. Each Offering is subject to all the provisions of the Plan, and the provisions of the Plan are hereby made a part of the Offering. The Offering is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of an Offering and those of the Plan (including interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan), the provisions of the Plan shall control.

                                WHITE PROXY CARD

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2, FOR proposal 3 and FOR proposal 4 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Please mark your votes as indicated in this example

|X|

1. ELECTION OF THREE DIRECTORS - Nominees: 01 D. W. Decker 02 H. Eslambolchi 03
F. C. Farrill

         WITHHOLD
   FOR   FOR ALL
   |_|   |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

-----------------------------------

2. APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

3. TO APPROVE AN AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|

Comments on other side

|_|

Signature ____________ Signature if held jointly ___________ Date: _______, 2003
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign the proxy card. Please sign, date and return the proxy card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week


Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                                    Internet
                           http://www.eproxy.com/cnxt

   Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail
       Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.


If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

           TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                             http://www.conexant.com

                                      PROXY
                             CONEXANT SYSTEMS, INC.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dwight W. Decker and Dennis E. O'Reilly, and each of them, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Conexant Systems, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareowners of the Company to be held on February 26, 2003, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

To vote in accordance with the Board of Directors' recommendations just sign and date the other side; no boxes need to be checked.

                                    Comments:
      ---------------------------------------------------------------------
      ---------------------------------------------------------------------
      ---------------------------------------------------------------------
      ---------------------------------------------------------------------

 (If you have written in the above space, please mark the "Comments" box on the other side.)

       (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)


Bring this admission ticket with you to the meeting on February 26, 2003. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2003, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2003 Annual Meeting of Shareowners

                                February 26, 2003
                                   10:00 A.M.

                               Crowne Plaza Hotel
                             17941 Von Karman Avenue
                                Irvine, CA 92614

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                              BROWN DIRECTION CARD

Please mark your votes as indicated in this example

|X|

1. ELECTION OF THREE DIRECTORS - Nominees: 01 D. W. Decker 02 H. Eslambolchi 03
F. C. Farrill

         WITHHOLD
   FOR   FOR ALL
   |_|   |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

-----------------------------------

2. APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

3. TO APPROVE AN AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|


Signature ____________ Signature if held jointly ___________ Date: _______, 2003
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week


 Your telephone or Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

 Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

     Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.


   If you vote by Internet or by telephone, you do NOT need to mail back your direction card.

           TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                             http://www.conexant.com

                                 DIRECTION CARD
        ROCKWELL RETIREMENT SAVINGS PLAN FOR REPRESENTED HOURLY EMPLOYEES
                       TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Retirement Savings Plan for Represented Hourly Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 26, 2003, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2003. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)


Bring this admission ticket with you to the meeting on February 26, 2003. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2003, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2003 Annual Meeting of Shareowners

                                February 26, 2003
                                   10:00 A.M.

                               Crowne Plaza Hotel
                             17941 Von Karman Avenue
                                Irvine, CA 92614

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                              GREEN DIRECTION CARD

Please mark your votes as indicated in this example

|X|

1. ELECTION OF THREE DIRECTORS - Nominees: 01 D. W. Decker 02 H. Eslambolchi 03
F. C. Farrill

         WITHHOLD
   FOR   FOR ALL
   |_|   |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

-----------------------------------

2. APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

3. TO APPROVE AN AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|


Signature ____________ Signature if held jointly ___________ Date: _______, 2003
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week


 Your telephone or Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

 Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

     Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.


   If you vote by Internet or by telephone, you do NOT need to mail back your direction card.

           TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                             http://www.conexant.com

                                 DIRECTION CARD
             ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES
                       TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Retirement Savings Plan for Certain Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 26, 2003, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2003. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)


Bring this admission ticket with you to the meeting on February 26, 2003. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2003, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2003 Annual Meeting of Shareowners

                                February 26, 2003
                                   10:00 A.M.

                               Crowne Plaza Hotel
                             17941 Von Karman Avenue
                                Irvine, CA 92614

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                               GREY DIRECTION CARD

Please mark your votes as indicated in this example

|X|

1. ELECTION OF THREE DIRECTORS - Nominees: 01 D. W. Decker 02 H. Eslambolchi 03
F. C. Farrill

         WITHHOLD
   FOR   FOR ALL
   |_|   |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

-----------------------------------

2. APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

3.  TO APPROVE AN AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|


Signature ____________ Signature if held jointly ___________ Date: _______, 2003
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

 Your telephone or Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

 Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

     Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

   If you vote by Internet or by telephone, you do NOT need to mail back your direction card.

           TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                             http://www.conexant.com

                                 DIRECTION CARD
                    ROCKWELL SALARIED RETIREMENT SAVINGS PLAN
                       TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Salaried Retirement Savings Plan (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 26, 2003, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2003. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)


Bring this admission ticket with you to the meeting on February 26, 2003. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2003, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2003 Annual Meeting of Shareowners

                                February 26, 2003
                                   10:00 A.M.

                               Crowne Plaza Hotel
                             17941 Von Karman Avenue
                                Irvine, CA 92614

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                            LIGHT BLUE DIRECTION CARD

Please mark your votes as indicated in this example

|X|

1. ELECTION OF THREE DIRECTORS - Nominees: 01 D. W. Decker 02 H. Eslambolchi 03 F. C. Farrill

         WITHHOLD
   FOR   FOR ALL
   |_|   |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

-----------------------------------

2. APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

3.  TO APPROVE AN AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|


Signature ____________ Signature if held jointly ___________ Date: _______, 2003
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

         Your telephone or Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

   Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

   Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

      Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

      If you vote by Internet or by telephone, you do NOT need to mail back your direction card.

           TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                             http://www.conexant.com

                                 DIRECTION CARD

                ROCKWELL EMPLOYEE SAVINGS AND INVESTMENT PLAN FOR
        REPRESENTED HOURLY EMPLOYEES TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Employee Savings and Investment Plan for Represented Hourly Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 26, 2003, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2003. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

   Bring this admission ticket with you to the meeting on February 26, 2003.
                                  Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2003, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2003 Annual Meeting of Shareowners

                                February 26, 2003

                                   10:00 A.M.

                               Crowne Plaza Hotel

                             17941 Von Karman Avenue

                                Irvine, CA 92614

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                              PURPLE DIRECTION CARD

Please mark your votes as indicated in this example

|X|

1. ELECTION OF THREE DIRECTORS - Nominees: 01 D. W. Decker 02 H. Eslambolchi 03 F. C. Farrill

         WITHHOLD
   FOR   FOR ALL
   |_|   |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

-----------------------------------

2. APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

3.  TO APPROVE AN AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR   AGAINST     ABSTAIN
   |_|   |_|         |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|


Signature ____________ Signature if held jointly ___________ Date: _______, 2003
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                      Vote by Internet or Telephone or Mail

                          24 Hours a Day, 7 Days a Week

         Your telephone or Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet

                           http://www.eproxy.com/cnxt

   Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone

                                 1-800-435-6710

   Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

      Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

      If you vote by Internet or by telephone, you do NOT need to mail back your direction card.

           TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                             http://www.conexant.com

                                 DIRECTION CARD

             ROCKWELL NON-REPRESENTED HOURLY RETIREMENT SAVINGS PLAN
                       TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Non-Represented Hourly Retirement Savings Plan (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 26, 2003, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2003. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plan, will vote the shares allocated to your Plan account as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

    Bring this admission ticket with you to the meeting on February 26, 2003.
                                  Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2003, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2003 Annual Meeting of Shareowners

                                February 26, 2003

                                   10:00 A.M.

                               Crowne Plaza Hotel

                             17941 Von Karman Avenue

                                Irvine, CA 92614

NON-TRANSFERABLE                                                NON-TRANSFERABLE

                               RED DIRECTION CARD

Please mark your votes as indicated in this example

|X|

1. ELECTION OF THREE DIRECTORS - Nominees: 01 D. W. Decker 02 H. Eslambolchi 03 F. C. Farrill

              WITHHOLD
   FOR        FOR ALL
   |_|        |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

______________________________

2. APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK

   FOR        AGAINST   ABSTAIN
   |_|          |_|       |_|

3.  TO APPROVE AN AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN

   FOR        AGAINST   ABSTAIN
   |_|          |_|       |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR        AGAINST   ABSTAIN
   |_|          |_|       |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|-|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|-|


Signature ____________ Signature if held jointly ___________ Date: _______, 2003
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

   Your telephone or Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

       Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

        Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail
       Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

         If you vote by Internet or by telephone, you do NOT need
                        to mail back your direction card.

           TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                             http://www.conexant.com

                                 DIRECTION CARD
                 CONEXANT SYSTEMS, INC. RETIREMENT SAVINGS PLAN
                 TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Conexant Systems, Inc. Retirement Savings Plan (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 26, 2003, or any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

      Please vote in accordance with the instructions on the reverse side of this card by February 21, 2003. If you do not properly vote by that date, Fidelity Management Trust Company, Trustee for the Plan, will vote the shares allocated to your Plan account in the same proportion on each issue as it votes the shares for which it has received voting directions from the other Plan participants.

  (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------
              (up arrow) FOLD AND DETACH HERE (up arrow)

             Bring this admission ticket with you to the meeting on
                         February 26, 2003. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2003, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                  2003 Annual Meeting of Shareowners

                                February 26, 2003
                                   10:00 A.M.

                               Crowne Plaza Hotel
                             17941 Von Karman Avenue
                                Irvine, CA 92614

NON-TRANSFERABLE                                            NON-TRANSFERABLE

                              YELLOW DIRECTION CARD

Please mark your votes as indicated in this example

|X|

1. ELECTION OF THREE DIRECTORS - Nominees: 01 D. W. Decker 02 H. Eslambolchi 03 F. C. Farrill

                  WITHHOLD
         FOR      FOR ALL
         |_|      |_|

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________

2. APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK

   FOR        AGAINST   ABSTAIN
   |_|        |_| |_|

3.  TO APPROVE AN AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN

   FOR        AGAINST   ABSTAIN
   |_|        |_| |_|

4. RATIFICATION OF APPOINTMENT OF AUDITORS

   FOR        AGAINST   ABSTAIN
   |_|        |_| |_|

I/We consent to future access of the Annual Reports and Proxy Materials electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future shareowner meeting until such consent is revoked. I/We understand that I/we may revoke my/our consent at any time.

|_|

I/We plan to attend the meeting. (Please detach and bring admission ticket)

|_|


Signature ____________ Signature if held jointly ___________ Date: _______, 2003
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

   Your telephone or Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your direction card.

                                    Internet
                           http://www.eproxy.com/cnxt

       Use the Internet to vote. Have your direction card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710

        Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail
          Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

            If you vote by Internet or by telephone, you do NOT need
                        to mail back your direction card.

           TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                             http://www.conexant.com

                                 DIRECTION CARD
              CONEXANT SYSTEMS, INC. HOURLY EMPLOYEES' SAVINGS PLAN
                 TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

  You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of
         Conexant Systems, Inc. Common Stock held for my account in the
      Conexant Systems, Inc. Hourly Employees' Savings Plan (the "Plan") at
        the Annual Meeting of Shareowners of Conexant Systems, Inc. to be
       held on February 26, 2003, or any adjournment thereof, as follows:

  To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then
                        sign, date and return this card.

       Please vote in accordance with the instructions on the reverse side of this card by February 21, 2003. If you do not properly vote by that date, Fidelity Management Trust Company, Trustee for the Plan, will vote the shares allocated to your Plan account in the same proportion on each issue as it votes the shares for which it has received voting directions from the other Plan participants.

       (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------
                   (up arrow) FOLD AND DETACH HERE (up arrow)

             Bring this admission ticket with you to the meeting on
                         February 26, 2003. Do not mail.

      This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of January 2, 2003, the record date.

                                ADMISSION TICKET

                                CONEXANT SYSTEMS

                       2003 Annual Meeting of Shareowners

                                February 26, 2003
                                   10:00 A.M.

                               Crowne Plaza Hotel
                             17941 Von Karman Avenue
                                Irvine, CA 92614

NON-TRANSFERABLE                                            NON-TRANSFERABLE